Exhibit 10.8

EXECUTION VERSION

HBOS PLC,

as Issuer and Guarantor

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND,

as Issuer and Guarantor

SCOTLAND INTERNATIONAL FINANCE NO. 2 B.V.,

as Issuer

and

THE BANK OF NEW YORK,

as Trustee

AMENDED AND RESTATED
INDENTURE

Dated as of April 30, 2003

Subordinated Debt Securities

Unconditionally and Irrevocably Guaranteed on
a Subordinated Basis by HBOS plc and The Governor and Company
of the Bank of Scotland, as applicable

SECTION 514. Undertaking for Costs.	59
SECTION 515. Waiver of Stay or Extension Laws.	60

Article Six THE TRUSTEE	60
SECTION 601. Certain Duties and Responsibilities.	60
SECTION 602. Notice of Defaults.	61
SECTION 603. Certain Rights of Trustee.	61
SECTION 604. Not Responsible for Recitals or Issuance of Securities.	62
SECTION 605. May Hold Securities.	62
SECTION 606. Money Held in Trust.	62
SECTION 607. Compensation and Reimbursement.	62
SECTION 608. Disqualification Conflict Of Interests.	62
SECTION 609. Corporate Trustee Required: Eligibility.	67
SECTION 610. Resignation and Removal: Appointment of Successor.	67
SECTION 611. Acceptance of Appointment by Successor.	68
SECTION 612. Merger, Conversion, Consolidation or Succession to Business.	69
SECTION 613. Preferential Collection of Claims Against Issuer.	69
SECTION 614. Authenticating Agents.	72

Article Seven HOLDERS’ LISTS AND REPORTS BY TRUSTEE, ISSUER AND GUARANTORS	73
SECTION 701. Issuer to Furnish Trustee Names and Addresses of Holders.	73
SECTION 702. Preservation of Information: Communications to Holders.	74
SECTION 703. Reports by Trustee.	74
SECTION 704. Reports by the Issuer and the Guarantors.	75

Article Eight CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE	76
SECTION 801. Issuer or Guarantors May Consolidate, Etc. Only on Certain Terms.	76
SECTION 802. Successor Corporation to be Substituted.	77
SECTION 803. Assumption by Guarantors or Subsidiary of Issuer’s Obligations.	77
SECTION 804. Addition of Designated Subsidiaries as Issuer.	79

Article Nine SUPPLEMENTAL INDENTURES	79
SECTION 901. Supplemental Indentures Without Consent of Holders.	79
SECTION 902. Supplemental Indentures with Consent of Holders.	80
SECTION 903. Execution of Supplemental Indentures.	81
SECTION 904. Effect of Supplemental Indentures.	81
SECTION 905. Conformity with the Trust Indenture Act.	81
SECTION 906. Reference in Securities to Supplemental Indentures.	81

Article Ten COVENANTS	82
SECTION 1001. Payment of principal, Premium, if any, Interest and Additional Amounts.	82
SECTION 1002. Maintenance of Office or Agency.	82
SECTION 1003. Money for Securities Payments to Be Held in Trust.	83
SECTION 1004. Corporate Existence.	84
SECTION 1005. Statements as to Compliance.	84
SECTION 1006. Subordination.	84
SECTION 1007. Office or Agency for Certain Purposes.	89
SECTION 1008. Rule 144A Information Requirement.	89

Article Eleven REDEMPTION OF SECURITIES	89
SECTION 1101. Applicability of Article.	89
SECTION 1102. Election to Redeem; Notice to Trustee.	89
SECTION 1103. Selection by Trustee of Securities to Be Redeemed.	89
SECTION 1104. Notice of Redemption.	90
SECTION 1105. Deposit of Redemption Price.	90
SECTION 1106. Securities Payable on Redemption Date.	90
SECTION 1107. Securities Redeemed in Part.	31
SECTION 1108. Optional Redemption Due to Changes in Tax Treatment.	91

Article Twelve SINKING FUNDS	92
SECTION 1201. Applicability of Article.	92
SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.	92
SECTION 1203. Redemption of Securities for Sinking Fund.	92

Article Thirteen GUARANTEES AND SUBORDINATION	93
SECTION 1301. Guarantee.	93
SECTION 1302. Subrogation.	94
SECTION 1303. Execution and Delivery of Guarantees.	94
SECTION 1304. Subordination.	95
SECTION 1305. HBOS and BOS Not to Permit Amendment of SIF’s Articles of Association.	97

Article Fourteen DEFEASANCE	97
SECTION 1401. Defeasance Upon Deposit of Cash or U.S. Government Obligations.	97
SECTION 1402. Repayment to Issuer and Guarantors.	98
SECTION 1403. Indemnity for U.S. Government Obligations.	98

AMENDED AND RESTATED INDENTURE, dated as of April 30, 2003 (the “Indenture”) among HBOS plc, a corporation incorporated in Scotland under the Companies Act 1985 with registered number SC 218813, having its registered office at The Mound, Edinburgh, Scotland EH1 1YZ, (“HBOS” and, in its capacity as guarantor of Securities issued under this Indenture by any Issuer (other than HBOS), a “Guarantor”), THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, a bank constituted and existing under the laws of Scotland, having its principal office at The Mound, Edinburgh, Scotland EH1 1YZ, (“BOS” and, in its capacity as guarantor of Securities issued under this Indenture by any Issuer (other than HBOS or BOS), a “Guarantor” and, collectively with HBOS in their respective capacities as Guarantors, the “Guarantors”), SCOTLAND INTERNATIONAL FINANCE NO. 2 B.V., a private limited liability company (“besloten vennootschap met beperkte aansprakelijkheid”) incorporated under the laws of The Netherlands (“SIF”), having its corporate seat at Herengracht 548, 1017 CG, Amsterdam, other subsidiaries of HBOS designated from time to time as an Issuer hereunder in accordance with the provisions of Section 804 hereof, and THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (the “Trustee”), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.

RECITALS

BOS, SIF and the Trustee heretofore executed and delivered an Indenture dated August 21, 1992 (as amended heretofore, the “1992 Indenture”) in respect of the issuance from time to time of certain unsecured subordinated debentures, notes or other evidences of indebtedness to be issued in one or more series by BOS, SIF or certain designated subsidiaries of BOS, as provided in the 1992 Indenture.

Section 901(6) of the 1992 Indenture provides that BOS, SIF and the Trustee may amend the 1992 Indenture without the consent of any Holders; provided that any changes shall become effective only as to Securities of any series subsequently created.

BOS, SIF and the Trustee desire to amend the 1992 Indenture to add HBOS as an Issuer and Guarantor thereunder and in certain other respects.

HBOS, BOS and SIF, and, upon execution and delivery of a supplemental indenture, in form satisfactory to the Trustee, in accordance with Section 804 hereof, each Designated Subsidiary (as hereinafter defined) have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of certain of their respective unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.

All things necessary to make this Indenture a valid agreement of HBOS, BOS and SIF, in accordance with its terms, have been done.

The Guarantors desire to make the Guarantees provided for herein, as applicable, in respect of Securities issued under this Indenture by BOS, SIF or any Designated Subsidiary.

All things necessary to make the Guarantees, when executed by the Guarantors and endorsed on the Securities issued under this Indenture by BOS, SIF or any Designated Subsidiary, and authenticated and delivered hereunder, the valid obligations of the Guarantors, and to make this Indenture a valid agreement of the Guarantors, in accordance with their and its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

Article One

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)	the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2)	all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3)	all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as applied in the United Kingdom and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

(4)	the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

The terms and conditions of this Indenture, including the terms and conditions of any Guarantee hereunder, and references herein to Securities, shall apply only to Securities issued after the date hereof under this Indenture, and shall not apply to any securities issued under the 1992 Indenture prior to the date hereof (to which the terms and conditions of the 1992 Indenture will continue to apply).

References herein to the Guarantors and Guarantees shall be inapplicable to any Security issued by HBOS and to any Security issued by BOS (in respect of any guarantee made by BOS) under this Indenture.

References herein to the bankruptcy, winding up, liquidation or sequestration of an Issuer or a Guarantor shall be deemed to refer to any analogous proceedings or procedure or process under the laws of any applicable jurisdiction.

Certain terms, used principally in Article Six, are defined in that Article.

Certain terms, used principally in Sections 1006 and 1304, respectively, are defined in those Sections.

“1992 Indenture” has the meaning set forth in the Recitals hereto.

“Act”, when used with respect to any Holder, has the meaning specified in Section 104.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means any Person authorized to authenticate and deliver Securities on behalf of the Trustee pursuant to Section 614.

“Board of Directors” means (i) when used with reference to HBOS, the board of directors of HBOS, (ii) when used with reference to BOS, the board of directors of BOS, (iii) when used with reference to SIF, the Management Board of SIF or any duly authorized committee thereof, and (iv) when used with reference to a Designated Subsidiary, a governing body of such Designated Subsidiary having functions equivalent to those of the board of directors of a United States corporation.

“Board Resolution” means, subject to Section 103(c), (i) when used with reference to HBOS, a copy of a resolution duly passed by the Board of Directors of HBOS, (ii) when used with reference to BOS, a copy of a resolution duly passed by the Board of Directors of BOS, (iii) when used with reference to SIF, a copy of a resolution duly passed by its Management Board, and, (iv) when used with reference to a Designated Subsidiary, a copy of a resolution of the Board of Directors of such Designated Subsidiary duly passed by the Board of Directors of such Designated Subsidiary and, in each case, certified by the Company Secretary of such Person (i) to have been duly passed by such Board of Directors and (ii) to be in full force and effect on the date of such certification, and delivered to the Trustee. As used in this Indenture, reference to action taken pursuant to a Board Resolution shall include all action taken by an officer, director or attorney-in-fact of the Issuer or a Guarantor which has been duly authorized by the Board of Directors of the Issuer or such Guarantor, as the case may be, to take such action and which has been delegated to such officer, director or attorney-in-fact.

“Business Day”, when used with respect to any Place of Payment, means each day which is not a Saturday, a Sunday or a day on which banking institutions in that Place of Payment are authorized or obligated by law to remain closed.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

“Company Secretary” means (i) when used in reference to HBOS, the Company Secretary of HBOS, (ii) when used in reference to BOS, the Secretary or any Assistant Secretary of BOS, (iii) when used in reference to SIF, one of the Managing Directors of SIF, and (iv) when used in reference to a Designated Subsidiary, any Person permitted to certify resolutions adopted and/or passed by a governing body of such Designated Subsidiary having functions equivalent to those of the board of directors of a United States corporation under the laws, statutes and regulations of the jurisdiction of such Designated Subsidiary and the articles of incorporation and any by-laws or similar documents of such Designated Subsidiary.

“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall principally be administered, which at the date hereof is Floor 21W, 101 Barclay Street, New York, New York 10286; Attention: Corporate Trust Administration.

“corporation” includes corporations, associations, companies and business trusts.

“Default” has the meaning specified in Section 503.

“Defaulted Interest” has the meaning specified in Section 307.

“Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 301, which must be a clearing agency registered under the Securities Exchange Act and, if so provided pursuant to Section 301 with respect to the Securities of a series, any successor to such Person. If at any time there is more than one such Person, “Depositary” shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

“Designated Subsidiary” means any Subsidiary designated by HBOS as a Designated Subsidiary for the purposes of this Indenture to become an Issuer of Securities, which Subsidiary has executed and delivered a supplemental indenture, in form satisfactory to the Trustee, as described in Section 804 hereof.

“Discharged” has the meaning specified in Section 1401.

“Dual Currency Security” means a Security in respect of which payments of principal and/or interest are made or to be made in such different currencies, and calculated upon such basis as provided in such Security.

“Executive Officer” means (i) in the case of HBOS, the Chairman, the Deputy Chairman, any Chief Executive or the Group Finance Director, (ii) in the case of BOS, the Governor, any Deputy Governor, or any Executive Director, (iii) in the case of SIF, a Managing Director, and (iv) in the case of any Designated Subsidiary, a Person performing duties equivalent to the duties of an executive officer of a United States corporation, and, in each case, any other person authorized by a Board Resolution to carry out the functions such officer performs.

“Financial Services Authority” means the Financial Services Authority of the United Kingdom.

“Financial Services Authority Practices” means the practices and requirements of the Financial Services Authority relating to Tier 2 Capital in effect from time to time.

“Global Security” means a Security evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee and registered in the name of such Depositary or nominee.

“Guarantee” means any guarantee of HBOS and/or BOS, as applicable, endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Section 1301.

“Guarantors” means (i) when the Issuer is BOS, HBOS as Guarantor and (ii) when the Issuer is SIF or a Designated Subsidiary, HBOS and BOS as Guarantors, and references herein to the “Guarantors” shall be read to be references to either or both of the Guarantors, as appropriate.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

“interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Issuer” means each of HBOS, BOS, SIF and the Designated Subsidiaries until a successor shall have succeeded to any such Person pursuant to the applicable provisions of this Indenture, and thereafter “Issuer” shall also mean such successor. Where the context so requires in this Indenture, and in relation to any Security or series of Securities or any Security or series of Securities proposed to be issued under this Indenture, “Issuer” shall mean whichever of HBOS, BOS, SIF or a Designated Subsidiary is the issuer, or proposed issuer, of such Security or series of Securities.

“Issuer Order” or “Issuer Request” means (a) a written statement, request or order signed in the name of an Issuer or (b) with respect to Global Securities in respect of which Citibank N.A., London office, has been appointed Paying Agent and Registrar, instructions given on behalf of an Issuer by the electronic timesharing facility known as the Citi Treasury Manager by an Executive Officer of such Issuer, any other authorized officer of such Issuer or, if authorized by a power of attorney executed by any such Executive Officer or other officer or by the Board of Directors of such Issuer or otherwise in accordance with the laws, statutes and regulations of the jurisdiction of incorporation of such Issuer and the articles of incorporation and by-laws or similar documents of such Issuer, by such other person as may be authorized in such power of attorney, subject to Section 103(b) and (c), and delivered to the Trustee.

“Management Board” means the managing board of SIF described in Article 11 of the Articles of Association of SIF.

“Managing Director” means, with respect to SIF, any member of the Management Board of SIF.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Officer’s Certificate” means a certificate signed by an Executive Officer of such Person, or a duly authorized attorney-in-fact appointed by an Executive Officer of such Person, the Board of Directors of such Person or otherwise in accordance with the laws, statutes and regulations of the jurisdiction of incorporation of such Person and the articles of incorporation and by-laws or similar documents of such Person and, in the case of any Issuer, subject to Section 103(b) and (c), and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or regular counsel for the Issuer or a Guarantor, or may be other counsel satisfactory to the Trustee.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)       Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii)       Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer or the Guarantors) in trust or set aside and segregated in trust by the Issuer or the Guarantors (if the Issuer or the Guarantors, as the case may be, shall act as their own respective Paying Agents) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(iii)       Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer or the Guarantors;

provided that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, (b) the principal amount of a Dual Currency Security that shall be deemed to be Outstanding for such purposes shall be the original principal amount thereof at the time of issuance, (c) the principal amount of a Security denominated in a foreign currency or currency unit shall be the U.S. dollar equivalent, determined as of the date of original issuance of such Security, of the principal amount (or, in the case of a Dual Currency Security, the original principal amount) of such Security (or, in the case of an Original Issue Discount Security denominated in a foreign currency or currency unit, the U.S. dollar equivalent as of the date of original issuance of such Security of the amount determined as provided in (a) above), and (d) Securities owned by the Issuer, either of the Guarantors or any other obligor upon the Securities or any Affiliate of the Issuer, either of the Guarantors or of such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. For purposes of (b) and (c) above, the U.S. dollar equivalent of a Security denominated in a foreign currency shall be determined on the basis of the spot rate for the sale of the U.S. Dollar against the purchase of such foreign currency in the London foreign exchange market quoted by any leading bank (other than HBOS or any of its subsidiaries) selected by the Issuer on the date of original issuance of such Security. Securities so owned as described in (d) above which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Issuer, either of the Guarantors or any other obligor upon the Securities or any Affiliate of the Issuer, either of the Guarantors or of such other obligor.

“Paying Agent” means any Person (which may include the Issuer or either of the Guarantors) authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in or as contemplated by Section 301.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture; provided that Tier 2 Securities shall not be redeemed in whole or in part except in accordance with the Financial Services Authority Practices.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose pursuant to Section 301.

“Responsible Officer”, when used with respect to the president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee, which in each case is assigned to its Corporate Trust Office, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Restricted Security” means any of the Securities that bears or is required to bear the legend set forth in Section 305.

“Securities” has the meaning stated in the fourth recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Senior Creditors” has, as the context requires, the meanings stated in Section 1006 and Section 1304.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subordinated Creditors” has, as the context requires, the meanings stated in Section 1006 and Section 1304.

“Subsidiary” means any corporation of which HBOS, directly and/or indirectly through one or more Persons, owns more than 50% of the shares of voting stock. For the purposes of this definition, “voting stock” means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

“Tier 2 Securities” means Securities issued under this Indenture which constitute Tier 2 Capital in accordance with the requirements in effect from time to time of the Financial Services Authority.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter

“Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

“U.S. Government Obligations” means noncallable or non- redeemable (i) direct obligations of the United States of America for which its full faith and credit are pledged and/or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a) (2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

“Undated Security” means any Security issued hereunder by any Issuer other than SIF in respect of which there is no fixed Stated Maturity or fixed Redemption Date. Notwithstanding any other provision of this Indenture, SIF may not issue any Securities in respect of which there is no fixed Stated Maturity or fixed Redemption Date.

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland.

SECTION 102. Compliance Certificates and Opinions.

Except as otherwise expressly provided by this Indenture, upon any application or request by the Issuer or either of the Guarantors to the Trustee to take any action under any provision of this Indenture, the Issuer or such Guarantor, as the case may be, shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officer’s Certificate delivered pursuant to Section 1005) shall include:

(1)	a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2)	a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)	a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)	a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

(a)       In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b)       For so long as SIF shall be a corporation organized under the laws of The Netherlands, any instrument or document required to be signed by or on behalf of SIF hereunder shall be signed as provided in this Section 103 (b). Each such document or instrument shall be signed on behalf of SIF by a Managing Director. In addition, in the event that any law, statute or regulation of The Netherlands, or any provision of the articles of association of SIF, requires that any such instrument or document be signed by any Person other than a Managing Director in order for such instrument or document to be legal, valid or binding, such instrument or document shall be signed by such other Person as shall be so required.

(c)       In the event that a Subsidiary assumes the obligations of an Issuer pursuant to Section 803, then any instrument or document required to be signed by or on behalf of such Issuer hereunder shall be signed by such Person or Persons as shall be required by the laws, statutes or regulations of such jurisdiction, and by the provisions of the articles of incorporation and any by-laws or similar instrument of such Subsidiary, in order for such instrument or document to be legal, valid and binding. In addition, any Officer’s Certificate of any such Subsidiary may be signed by any Person or Persons performing duties equivalent to the duties of an executive officer of a United States corporation, and any resolution of such Subsidiary which has been adopted by a governing body of such Subsidiary having functions equivalent to those of a United States board of directors and certified by any Person permitted to certify such a resolution under the laws, statutes and regulations of the jurisdiction of such Subsidiary and the articles of incorporation and any by-laws or similar documents of such Subsidiary, shall constitute a Board Resolution hereunder.

(d)       Any certificate or opinion of an Executive Officer or other officer of any Issuer or either of the Guarantors may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate of or representations by, counsel, unless such Executive Officer or other officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel or the certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Executive Officer or other officer or of an Issuer or either of the Guarantors, as the case may be, stating that the information with respect to such factual matters is in the possession of such Issuer or such Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

(e)       Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders.

(a)       Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer and the Guarantors.

Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuer and the Guarantors, if made in the manner provided in this Section.

Without limiting the generality of the foregoing, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officer’s Certificate, or established in one or more indentures supplemental hereto, pursuant to Section 301, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary’s standing instructions and customary practices.

(b)       The fact and date of the execution by any Person of any such instrument, writing or proxy may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument, writing or proxy acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument, writing or proxy, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)       The ownership of Securities shall be proved by the Security Register.

(d)       Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

(e)       The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to sign any instrument evidencing or embodying an Act of the Holders. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to sign any such instrument evidencing or embodying an Act of the Holders or to revoke any such instrument previously signed, whether or not such Persons continue to be Holders after such record date. No such instrument shall be valid or effective for more than 90 days after such record date.

SECTION 105. Notices. Etc. to Trustee, Issuer or Guarantors.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1)	the Trustee by any Holder or by the Issuer or either of the Guarantors shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at the address of its Corporate Trust Office specified in the first paragraph of this Indenture, or

(2)	the Issuer or either of the Guarantors by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class air mail postage prepaid, to such Issuer or such Guarantor, to HBOS Treasury Services plc at 33 Old Broad Street, London EC2N 1HZ, Attention: Legal Department or at any other address previously furnished in writing to the Trustee by any such Issuer or such Guarantor.

SECTION 106. Notice to Holders: Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, if applicable, such imposed duties shall control.

SECTION 108. Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

All covenants and agreements in this Indenture by the Issuer or either Guarantor shall bind its respective successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders, and, to the extent set forth in Section 308, any Depositary, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.

This Indenture and the Securities (except as stated in Section 203 and Section 205 and except for Section 1006 and Section 1304) shall be governed by, and construed in accordance with, the laws of the State of New York. Section 1006 and Section 1304 of this Indenture shall be governed by, and construed in accordance with, the laws of England.

SECTION 113. Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture) payment of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be. With respect to any Security bearing interest at a floating rate, if any Interest Payment Date would otherwise fall on a date which is not a Business Day, it shall be postponed to the next Business Day unless it would thereby fall into the next calendar month, in which event it shall be brought forward to the preceding Business Day.

SECTION 114. Appointment of Agent for Service.

Each Issuer and each Guarantor hereby appoints each of (1) the New York Branch of BOS as its agent upon which process may be served in any legal action or proceeding which may be instituted in any Federal or State court in the Borough of Manhattan, The City of New York, and (2) the London Office of HBOS as its agent upon which process may be served in any legal action or proceeding which may be instituted in any court in England, in each case, arising out of or relating to the Securities, the Guarantees or this Indenture. Service of process upon any such agent at the office of such agent at 380 Madison Avenue, New York, New York 10017, Attention: General Manager (or such other address in the Borough of Manhattan, The City of New York as such agent shall furnish in writing to the Trustee) or at 33 Old Broad Street, London EC2N 1HZ, England (or such other address in London, England as such agent shall furnish in writing to the Trustee), and written notice of said service to an Issuer or a Guarantor, as the case may be, by the Person serving the same addressed as provided in Section 105, shall be deemed in every respect effective service of process upon such Issuer or such Guarantor, as the case may be, in any such legal action or proceeding, and each Issuer and each Guarantor hereby submits to the jurisdiction of any such court in which any such legal action or proceeding is so instituted. Each such appointment shall be irrevocable so long as the Holders of Securities shall have any rights pursuant to the terms thereof or of this Indenture or until the appointment of a successor by such Issuer or such Guarantor with the consent of the Trustee and such successor’s acceptance of such appointment. Each Issuer and each Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of each such agent or successor.

SECTION 115. Separate Counterparts.

This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Article Two

SECURITY FORMS

SECTION 201. Forms Generally.

The Securities of each series shall be in substantially the form set forth in this Article, or as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officer or officers executing such Securities, as evidenced by the officer’s or officers’ execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an Executive Officer, Company Secretary, any other authorized officer or duly authorized attorney-in-fact of the Issuer, and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 303 for the authentication and delivery of such Securities.

The Trustee’s certificates of authentication shall be in substantially the form set forth in this Article.

The Guarantee by the Guarantors to be endorsed on the Securities of each series (other than Securities issued by HBOS) shall be substantially in the form set forth in this Article, or as shall be established by action of the Board of Directors, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officer or officers executing such Guarantees, as evidenced by the officer’s or officers’ execution (whether by facsimile or otherwise) of the Guarantees. If the form of Guarantee to be endorsed on the Securities of each such series is established by action of the Board of Directors, a copy of an appropriate record of such action shall be certified by the Secretary or any general manager of the

Guarantors, and delivered to the Trustee at or prior to the execution by the Guarantors pursuant to Section 303 of the series of Securities on which such form of Guarantee is to be endorsed.

The definitive Securities and Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officer or officers executing such Securities, as evidenced by the officer’s or officers’ execution of such Securities.

SECTION 202. Form of Face of Security.

(a)       Form of Face of Fixed Rate Security

[Insert any legend required by the United States Internal Revenue Code of 1986 and the regulations thereunder.]

[If this Security is a Global Security, insert:] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

IF THIS SECURITY IS A GLOBAL SECURITY AS INDICATED ON THE FACE HEREOF, UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED UPON SUCH TRANSFER OR EXCHANGE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER PERSON AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY SUCH PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER PERSON, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[If the Security is a Restricted Security, insert legend set forth in Section 305(d).]

[If the Security is an Original Issue Discount Security, insert the legend below:]

[FOR PURPOSES OF SECTION 1273 AND 1275 OF THE U.S. INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT (“OID”) ON THIS SECURITY IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH BELOW, THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH BELOW, AND THE ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE INITIAL SHORT ACCRUAL PERIOD, IF ANY, IS THE PERCENTAGE OF THE PRINCIPAL AMOUNT OF THIS SECURITY SET FORTH BELOW.]

[* INDICATES LANGUAGE TO BE DELETED IF THE ISSUER IS HBOS PLC OR THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND]

[** INDICATES LANGUAGE TO BE DELETED IF THE ISSUER IS HBOS PLC]

REGISTERED	REGISTERED

[Name of Issuer]

(a ____________ incorporated under
the laws of ____________ and having its
corporate seat in _________________)

No. FXR-______	MEDIUM-TERM SUBORDINATED NOTE (Fixed Rate)

[UNCONDITIONALLY AND IRREVOCABLY GUARANTEED ON
A SUBORDINATED BASIS BY
HBOS PLC [AND]*]**
[THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND]*

PRINCIPAL AMOUNT AND CURRENCY OR CURRENCY UNIT:

DENOMINATIONS (if necessary):

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY:

ORIGINAL ISSUE DATE:

STATED MATURITY:

COMPUTATION PERIOD (if other than 360-day year of twelve 30-day months):

INTEREST RATE:

INTEREST PAYMENT DATE(S):

REGULAR RECORD DATE(S):

REDEMPTION DATE(S):

REDEMPTION PERCENTAGE(S):

EXCHANGE RATE AGENT (if other than the Paying Agent):

UNLESS BOX IS CHECKED, SECURITY SHALL CONSTITUTE TIER 2 CAPITAL IN ACCORDANCE WITH AND SUBJECT TO THE REQUIREMENTS OF THE FINANCIAL SERVICES AUTHORITY IN EFFECT AT ORIGINAL ISSUE DATE: [ ]

ADDITIONAL BUSINESS DAYS:
(if necessary):

IF SECURITY IS GLOBAL SECURITY, CHECK BOX BELOW AND

ATTACH “Schedule to Global Security”: [ ]

ORIGINAL ISSUE DISCOUNT SECURITY:

If applicable, the following will be completed solely for the purpose of applying the United States federal income tax original issue discount (“OID”) rules:

TOTAL AMOUNT OF OID:

OID AS PERCENTAGE OF PRINCIPAL AMOUNT:

YIELD TO MATURITY:

SHORT ACCRUAL PERIOD OID:

[Name of Issuer], (herein called the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to

, or registered assigns, the principal amount specified above in the currency or currency unit so specified (any currency or currency unit other than U.S. dollars being hereinafter referred to as a “Specified Currency”) on the Stated Maturity specified above and to pay interest thereon (computed, unless a different Computation Period is specified above, on the basis of a 360-day year of twelve 30- day months) from and including the Original Issue Date of this Security specified above (the “Original Issue Date”) or from and including the most recent Interest Payment Date to which interest on this Security (or any predecessor Security) has been paid or duly provided for, on the Interest Payment Date(s) specified above in each year (each an “Interest Payment Date”) and at Maturity (as defined on the reverse hereof), commencing on the first Interest Payment Date next succeeding the Original Issue Date, at the rate per annum equal to the Interest Rate specified above, until the principal hereof is paid or made available for payment; provided that, unless the Holder (as defined on the reverse hereof) hereof is entitled to make, and has made, a Specified Currency Payment Election (as hereinafter defined) with respect to one or more such payments, the Issuer will make such payments in U.S. dollars in amounts determined as set forth on the reverse hereof. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the fifteenth day (whether or not a Market Day, as defined on the reverse hereof) next preceding such Interest Payment Date or such other Regular Record Date specified above (the “Regular Record Date”); provided that interest payable at Maturity will be payable to the person to whom principal shall be payable; and provided, further, that if the Original Issue Date is after a Regular Record Date and before the next succeeding Interest Payment Date the first payment of interest shall be payable on the second Interest Payment Date following the Original Issue Date to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date immediately preceding such second Interest Payment Date. The interest payable hereon on any Interest Payment Date will be the interest accrued from and including the Original Issue Date or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to but excluding such Interest Payment Date. Notwithstanding the foregoing, the interest payable at Maturity will include interest accrued to but excluding the date of Maturity.

If this Security is a Global Security as indicated on the face hereof, the Depositary for any Security of this series which is a Global Security shall be The Depository Trust Company in New York City.

Payment of the principal of and premium, if any, and interest on this Security will be made upon presentation or, at Maturity, surrender of this Security at the corporate trust office of the Paying Agent (as defined on the reverse hereof), or such other office or agency of the Issuer maintained by it for that purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that if this Security is a Global Security as indicated on the face hereof, payment to the Depositary may be made, by wire transfer to the account designated by the Depositary in writing; provided, however, that if this Security is not a Global Security, payment of the principal of and any premium and interest on this Security due at Maturity will be made in immediately available funds at such corporate trust office or such other offices or agencies if this Security is presented to the Paying Agent or any other paying agent in time for the Paying Agent or such other paying agent to make such payments in accordance with its normal procedures; and provided, further, that, at the option of the Issuer, payment of interest (other than interest payable at Maturity) may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined on the reverse hereof) unless that address is in the Issuer’s country of incorporation or, if different, country of tax residence; and, provided, further, that notwithstanding the foregoing, a holder of US$10,000,000 or more in aggregate principal amount of Securities of this series having the same Interest Payment Date shall be entitled to receive payments of interest, other than interest due at Maturity, by wire transfer of immediately available funds to an account at a bank located in The City of New York (or other location consented to by the Issuer) if appropriate wire transfer instructions have been received by the Paying Agent or such other paying agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date; and provided, further, that notwithstanding the foregoing if (i) this Security is denominated in a Specified Currency, (ii) the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election with respect to such payments and (iii) the Specified Currency is not unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Issuer, then (a) the payment of principal of and any premium or interest on this Security other than at Maturity will be made in the Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts) by check drawn upon a bank office located outside the United States, and (b) any such payments due at Maturity will be made in such Specified Currency (or, if applicable, such other coin or currency) by wire transfer of immediately available funds to an account maintained by the Holder hereof with a bank office located in the country which issued the Specified Currency upon presentation of this Security to the Paying Agent or any other paying agent in time for such wire transfer to be made by the Paying Agent or such other paying agent in accordance with its normal procedures. Unless otherwise specified above, if this Security is denominated in a Specified Currency the Holder hereof may elect to receive payments of the principal of and any premium or interest on this Security in such Specified Currency (a “Specified Currency Payment Election”) by delivery of a written request (including, in the case of an election with respect to payments at Maturity, appropriate wire transfer instructions) to the Paying Agent at its corporate trust office referred to above on or prior to the relevant Regular Record Date or the sixteenth day prior to Maturity, as the case may be. A Holder may elect to receive payment in the Specified Currency for all principal and premium and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent on or prior to the relevant Regular Record Date or the sixteenth day prior to Maturity, as the case may be.

As provided in the Indenture, any amounts to be paid by the Issuer under this Security shall be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the country of incorporation of the Issuer, or, in the event that a Subsidiary [or HBOS plc]** [or The Governor and the Company of the Bank of Scotland]* assumes the obligations of the Issuer (an “Assuming Party”) in respect of the Securities of this series pursuant to the provisions of the Indenture, the country of incorporation of such Assuming Party, and, if different, the country of tax residence of the Issuer or such Assuming Party or, in each case, any political subdivision or taxing authority thereof or therein (the “Issuer Taxing Jurisdiction”), or if deduction or withholding of any such taxes, levies, imposts or other governmental charges shall at any time be required by the Issuer Taxing Jurisdiction, the Issuer will pay such additional amount in respect of principal, premium and interest as may be necessary in order that the net amounts paid to the Holder hereof or to the Trustee, as the case may be, pursuant to the Indenture, after such deduction or withholding shall equal the respective amounts of principal, premium and interest as specified herein to which such Holder or such Trustee would be entitled if no such deduction or withholding had been made; provided that the foregoing shall not apply to any such tax, levy, impost or other governmental charge (i) which would not be payable or due but for the fact that the beneficial owner or Holder hereof is a domiciliary, national or resident of, or engaging in business (whether through a branch, agency or otherwise) or maintaining a permanent establishment or being physically present in, the Issuer Taxing Jurisdiction or otherwise having some connection with the Issuer Taxing Jurisdiction other than the holding or ownership of this Security, or receiving income herefrom, or the enforcement hereof, (ii) which would not be payable or due but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Issuer Taxing Jurisdiction required by any statute or regulation or by practice of the Issuer Taxing Jurisdiction as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, if compliance is possible pursuant to the provisions of any statute or regulation or by practice of the Issuer Taxing Jurisdiction as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, (iii) which would not be payable or due but for the fact that this Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later, except to the extent that the Holder hereof would have been entitled to additional amounts on presenting the same for payment on or before the expiry of such period of 30 days, or (iv) which would not have been imposed if the beneficial owner of this Security had been the Holder of this Security or which, if the beneficial owner of this Security had been the Holder of this Security, would have been excluded pursuant to clauses (i) through (iii) inclusive above.

The Securities of this series may be redeemed as a whole at the option of the Issuer [or [HBOS plc, a corporation incorporated in Scotland (the “Guarantor”)]** [or The Governor and Company of the Bank of Scotland, a bank constituted and existing under the laws of Scotland (the “Guarantor” and collectively with HBOS plc, in its capacity as Guarantor, the “Guarantors”)]* at any time at a redemption price equal to 100% of the principal amount hereof (or, if this Security is an Original Issue Discount Security (as defined on the reverse hereof), of the Amortized Face Amount hereof), together with accrued interest to the date fixed for redemption, if, at any time, the Issuer [or the Guarantor[s]*]** shall determine that as a result of any change in or amendment to the laws of the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision or taxing authority thereof or therein affecting taxation, or change in an application or interpretation of such laws, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date or in the event that an Assuming Party assumes the obligations of the Issuer in respect of the Securities of this series pursuant to the terms of the Indenture, the date of such assumption (the “Relevant Date”) (i) in making any payment under the Securities or the Indenture [or the Guarantee]**, as the case may be, the Issuer [or the Guarantor[s]*]** [, as the case may be,]* would become obligated to pay additional amounts with respect thereto as a result of any taxes, levies, imposts or other governmental charges whatsoever imposed (whether by way of withholding or deduction or otherwise) by or for the account of the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision or taxing authority thereof or therein, (ii) [any tax would be imposed (whether by way of deduction or withholding or otherwise) or relief from tax would be withdrawn by the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision or taxing authority thereof or therein, upon or with respect to any interest payments received or receivable by the Issuer from the Guarantor[s]*, as applicable or any subsidiaries of the Guarantor[s]*, as applicable, incorporated in, or resident for tax purposes under the laws of, the United Kingdom, or (iii)]** based upon an opinion of legal advisors to the Issuer [or the Guarantor[s]* [, as the case may be,]** as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision thereof (whether or not such action was taken or brought with respect to the Issuer [or the Guarantor[s]*]**), which action is taken or brought on or after the Relevant Date, there is a substantial probability that the circumstances described in clause (i) or (ii) would exist.

If this Security constitutes Tier 2 Capital in accordance with the requirements of the Financial Services Authority, any such redemption requires the prior consent of the Financial Services Authority.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent referred to on the reverse hereof by manual signature, this Security [and the Guarantee endorsed hereon]** shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: __________, ____	[Name of Issuer]

By
Title:

AUTHENTICATING AGENT’S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities
of the series designated
therein referred to in the
within-mentioned Indenture.

By THE BANK OF NEW YORK, as Trustee By CITIBANK, N.A., as Authenticating Agent
By:
Authorized Signatory

(b)       Form of Face of Floating Rate Security

[Insert any legend required by the United States Internal Revenue Code of 1986 and the regulations thereunder.]

[If this Security is a Global Security, insert:] THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

IF THIS SECURITY IS A GLOBAL SECURITY AS INDICATED ON THE FACE HEREOF, UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED UPON SUCH TRANSFER OR EXCHANGE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER PERSON AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY SUCH PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER PERSON, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[If the Security is a Restricted Security, insert legend set forth in Section 305(d).]

[If the Security is an Original Issue Discount Security, insert the legend below:]

[FOR PURPOSES OF SECTION 1273 AND 1275 OF THE U.S. INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT (“OID”) ON THIS SECURITY IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH BELOW, THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH BELOW, AND THE ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE INITIAL SHORT ACCRUAL PERIOD, IF ANY, IS THE PERCENTAGE OF THE PRINCIPAL AMOUNT OF THIS SECURITY SET FORTH BELOW.]

[* INDICATES LANGUAGE TO BE DELETED IF THE ISSUER IS HBOS plc OR THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND]

[** INDICATES LANGUAGE TO BE DELETED IF THE ISSUER IS HBOS plc]

REGISTERED	REGISTERED

[Name of Issuer]

(a ____________ incorporated under
the laws of ____________ and having its
corporate seat in _________________)

No. FXR-______	MEDIUM-TERM SUBORDINATED NOTE (Floating Rate)

[UNCONDITIONALLY AND IRREVOCABLY GUARANTEED ON
A SUBORDINATED BASIS BY
HBOS PLC [AND]*] **
[THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND]*

PRINCIPAL AMOUNT AND CURRENCY OR CURRENCY UNIT:	INTEREST RESET DATE(S):

DENOMINATIONS (if necessary):	INITIAL INTEREST RESET DATE:

OPTION TO RECEIVE PAYMENTS IN SPECIFIED CURRENCY:	INTEREST DETERMINATION DATE(S):

ORIGINAL ISSUE DATE:	REGULAR RECORD DATE(S):

STATED MATURITY:	REDEMPTION DATE(S):

COMPUTATION PERIOD:	REDEMPTION PERCENTAGE(S):

INTEREST RATE BASIS:	CALCULATION AGENT (if other than the Paying Agent):

CALCULATION DATE:

INDEX MATURITY:	EXCHANGE RATE AGENT (if other than the Paying Agent):

SPREAD (PLUS OR MINUS):	UNLESS BOX IS CHECKED, SECURITY SHALL CONSTITUTE TIER 2 CAPITAL IN ACCORDANCE WITH AND SUBJECT TO THE REQUIREMENTS OF THE FINANCIAL SERVICES AUTHORITY IN EFFECT AT ORIGINAL ISSUE DATE: [ ]

ALTERNATE RATE EVENT SPREAD:	ADDITIONAL BUSINESS DAYS (if necessary):

SPREAD MULTIPLIER:	IF SECURITY IS GLOBAL SECURITY, CHECK BOX BELOW AND ATTACH “Schedule to Global Security”: [ ]

INITIAL INTEREST RATE:	ORIGINAL ISSUE DISCOUNT SECURITY:

MAXIMUM INTEREST RATE, IF ANY:	If applicable, the following will be completed solely for the purpose of applying the United States federal income tax original issue discount (“OID”) rules:

MINIMUM INTEREST RATE, IF ANY:	TOTAL AMOUNT OF OID:

INTEREST PAYMENT PERIOD:	OID AS PERCENTAGE OF PRINCIPAL AMOUNT:

INTEREST PAYMENT MONTH(S):	YIELD TO MATURITY:

INTEREST PAYMENT DATE(S):	SHORT ACCRUAL PERIOD OID:

INTEREST PAYMENT PERIOD:

INTEREST RESET MONTH(S):

[Name of Issuer], (herein called the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to

, or registered assigns, the principal amount specified above in the currency or currency unit so specified (any currency or currency unit other than U.S. dollars being hereinafter referred to as a “Specified Currency”) on the Stated Maturity specified above and to pay interest thereon, from and including the Original Issue Date of this Security specified above (the “Original Issue Date”) or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest on this Security (or any predecessor Security) has been paid or duly provided for, (or, if the Interest Reset Period specified above is daily or weekly, from and including the day following the Regular Record Date (as hereinafter defined) immediately preceding such Interest Payment Date), at a rate per annum equal to the Initial Interest Rate specified above (the “Initial Interest Rate”) until the first Interest Reset Date (as defined on the reverse hereof) following the Original Issue Date and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading “Determination of CD Rate”, “Determination of Commercial Paper Rate”, “Determination of Prime Rate”, “Determination of Federal Funds Effective Rate”, “Determination of LIBOR”, “Determination of EURIBOR, “Determination of Treasury Rate” or “Determination of CMT Rate”, depending upon whether the Interest Rate Basis specified above is CD Rate, Commercial Paper Rate, Prime Rate, Federal Funds Effective Rate, LIBOR, EURIBOR, Treasury Rate or CMT Rate, until the principal hereof is paid or made available for payment; provided that, unless the Holder (as defined on the reverse hereof) hereof is entitled to make, and has made, a Specified Currency Payment Election (as hereinafter defined) with respect to one or more such payments, the Issuer will make such payments in U.S. dollars in amounts determined as set forth on the reverse hereof. Such interest shall be payable by the Issuer monthly, quarterly, semi-annually or annually as specified above under “Interest Payment Period” and, unless otherwise specified above under “Interest Payment Date(s)”, such interest shall be payable by the Issuer on the third Wednesday of the month or months specified above under “Interest Payment Month(s)” in each year (or if any such day is not a Market Day (as defined on the reverse hereof) with respect to this Security, on the next succeeding Market Day (as defined on the reverse hereof) with respect to this Security or, if the Interest Rate Basis specified above is LIBOR or EURIBOR and the next succeeding such Market Day falls in the next calendar month, the immediately preceding such Market Day) (each date so specified above or, if none is so specified, determined as herein provided, an “Interest Payment Date”) and at Maturity, commencing on the first Interest Payment Date next succeeding the Original Issue Date, or, if the Interest Reset Period specified above is weekly and the Original Issue Date is after a Regular Record Date (as hereinafter defined) and on or prior to the next succeeding Interest Payment Date, on the second Interest Payment Date next succeeding the Original Issue Date. The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the fifteenth day (whether or not a Market Day) next preceding such Interest Payment Date or such other Regular Record Date specified above (the “Regular Record Date”); provided that interest payable at Maturity will be payable to the person to whom principal shall be payable; and provided, further, that if the Original Issue Date is after a Regular Record Date and before the next succeeding Interest Payment Date the first payment of interest shall be payable on the second Interest Payment Date following the Original Issue Date to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date immediately preceding such second Interest Payment Date. The interest payable hereon on any Interest Payment Date will be the interest accrued from and including the Original Issue Date or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to but excluding such Interest Payment Date; provided that if the Interest Reset Period specified on the face hereof is daily or weekly, the interest payable on any Interest Payment Date will be the interest accrued from and including the Original Issue Date or from and including the day following the most recent Regular Record Date in respect of which interest has been paid or duly provided for, as the case may be, to but excluding the day following the Regular Record Date immediately preceding such Interest Payment Date. Notwithstanding the foregoing, the interest payable at Maturity will include interest accrued to but excluding the date of Maturity. Accrued interest hereon shall be calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor for each such day (expressed as a decimal rounded upwards, if necessary, as described below) shall be computed by dividing the interest rate (expressed as a decimal rounded upwards, if necessary, as described below) applicable to such day by (i) 360 if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, Prime Rate, CD Rate, Federal Funds Effective Rate, LIBOR or EURIBOR, (ii) the actual number of days in the year (365 or 366, as the case may be) if the Interest Rate Basis specified on the face hereof is the Treasury Rate or the CMT Rate, or (iii) notwithstanding the foregoing, the number of days in the Computation Period, if any, specified on the face hereof. Except as otherwise provided herein, all percentages resulting from any calculation with respect to this Security will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts and all amounts in Specified Currencies used in or resulting from such calculations will be rounded to the nearest cent and unit, respectively (with one-half cent and one-half unit being rounded upwards).

If this Security is a Global Security, the Depositary for any Security of this series which is a Global Security shall be The Depository Trust Company in New York City.

Payment of the principal of and premium, if any, and interest on this Security will be made upon presentation or, at Maturity, surrender of this Security at the corporate trust office of the Paying Agent (as defined on the reverse hereof), or such other office or agency of the Issuer maintained by it for that purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that if this Security is a Global Security as indicated on the face hereof, payment to the Depositary may be made, by wire transfer to the account designated by the Depositary in writing; provided, however, that if this Security is not a Global Security, payment of the principal of and any premium and interest on this Security due at Maturity will be made in immediately available funds at such corporate trust office or such other offices or agencies if this Security is presented to the Paying Agent or any other paying agent in time for the Paying Agent or such other paying agent to make such payments in accordance with its normal procedures; and provided, further, that, at the option of the Issuer, payment of interest (other than interest payable at Maturity) may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined on the reverse hereof) unless that address is in the Issuer’s country of incorporation or, if different, country of tax residence; and, provided, further, that notwithstanding the foregoing, a holder of US$10,000,000 or more in aggregate principal amount of Securities of this series having the same Interest Payment Date shall be entitled to receive payments of interest, other than interest due at Maturity, by wire transfer of immediately available funds to an account at a bank located in The City of New York (or other location consented to by the Issuer) if appropriate wire transfer instructions have been received by the Paying Agent or such other paying agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date; and provided, further, that notwithstanding the foregoing if (i) this Security is denominated in a Specified Currency, (ii) the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election with respect to such payments and (iii) the Specified Currency is not unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Issuer, then (a) the payment of principal of and any premium or interest on this Security other than at Maturity will be made in the Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts) by check drawn upon a bank office located outside the United States, and (b) any such payments due at Maturity will be made in such Specified Currency (or, if applicable, such other coin or currency) by wire transfer of immediately available funds to an account maintained by the Holder hereof with a bank office located in the country which issued the Specified Currency upon presentation of this Security to the Paying Agent or any other paying agent in time for such wire transfer to be made by the Paying Agent or such other paying agent in accordance with its normal procedures. Unless otherwise specified above, if this Security is denominated in a Specified Currency the Holder hereof may elect to receive payments of the principal of and any premium or interest on this Security in such Specified Currency (a “Specified Currency Payment Election”) by delivery of a written request (including, in the case of an election with respect to payments at Maturity, appropriate wire transfer instructions) to the Paying Agent at its corporate trust office referred to above on or prior to the relevant Regular Record Date or the sixteenth day prior to Maturity, as the case may be. A Holder may elect to receive payment in the Specified Currency for all principal and premium and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent on or prior to the relevant Regular Record Date or the sixteenth day prior to Maturity, as the case may be.

As provided in the Indenture, any amounts to be paid by the Issuer under this Security shall be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the country of incorporation of the Issuer, or, in the event that a Subsidiary [or HBOS plc]** [or The Governor and the Company of the Bank of Scotland]* assumes the obligations of the Issuer (an “Assuming Party”) in respect of the Securities of this series pursuant to the provisions of the Indenture, the country of incorporation of such Assuming Party, and, if different, the country of tax residence of the Issuer or such Assuming Party or, in each case, any political subdivision or taxing authority thereof or therein (the “Issuer Taxing Jurisdiction”), or if deduction or withholding of any such taxes, levies, imposts or other governmental charges shall at any time be required by the Issuer Taxing Jurisdiction, the Issuer will pay such additional amount in respect of principal, premium and interest as may be necessary in order that the net amounts paid to the Holder hereof or to the Trustee, as the case may be, pursuant to the Indenture, after such deduction or withholding shall equal the respective amounts of principal, premium and interest as specified herein to which such Holder or such Trustee would be entitled if no such deduction or withholding had been made; provided that the foregoing shall not apply to any such tax, levy, impost or other governmental charge (i) which would not be payable or due but for the fact that the beneficial owner or Holder hereof is a domiciliary, national or resident of, or engaging in business (whether through a branch, agency or otherwise) or maintaining a permanent establishment or being physically present in, the Issuer Taxing Jurisdiction or otherwise having some connection with the Issuer Taxing Jurisdiction other than the holding or ownership of this Security, or receiving income herefrom, or the enforcement hereof, (ii) which would not be payable or due but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Issuer Taxing Jurisdiction required by any statute or regulation or by practice of the Issuer Taxing Jurisdiction as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, if compliance is possible pursuant to the provisions of any statute or regulation or by practice of the Issuer Taxing Jurisdiction as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, (iii) which would not be payable or due but for the fact that this Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later, except to the extent that the Holder hereof would have been entitled to additional amounts on presenting the same for payment on or before the expiry of such period of 30 days, or (iv) which would not have been imposed if the beneficial owner of this Security had been the Holder of this Security or which, if the beneficial owner of this Security had been the Holder of this Security, would have been excluded pursuant to clauses (i) through (iii) inclusive above.

The Securities of this series may be redeemed as a whole at the option of the Issuer [or HBOS plc, a corporation incorporated in Scotland (the “Guarantor”)]** [or The Governor and Company of the Bank of Scotland, a bank constituted and existing under the laws of Scotland (the “Guarantor”) and collectively with HBOS plc, in its capacity as Guarantor, the “Guarantors”)]* at any time at a redemption price equal to 100% of the principal amount hereof (or, if this Security is an Original Issue Discount Security (as defined on the reverse hereof), of the Amortized Face Amount hereof), together with accrued interest to the date fixed for redemption, if, at any time, the Issuer [or the Guarantor[s]*]** shall determine that as a result of any change in or amendment to the laws of the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision or taxing authority thereof or therein affecting taxation, or change in an application or interpretation of such laws, which change, amendment, application or interpretation becomes effective on or after the Original Issue Date or in the event that an Assuming Party assumes the obligations of the Issuer in respect of the Securities of this series pursuant to the terms of the Indenture, the date of such assumption (the “Relevant Date”) (i) in making any payment under the Securities or the Indenture [or the Guarantee]**, as the case may be, the Issuer [or the Guarantor[s]*]** [, as the case may be,]* would become obligated to pay additional amounts with respect thereto as a result of any taxes, levies, imposts or other governmental charges whatsoever imposed (whether by way of withholding or deduction or otherwise) by or for the account of the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision or taxing authority thereof or therein, (ii) [any tax would be imposed (whether by way of deduction or withholding or otherwise) or relief from tax would be withdrawn by the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision or taxing authority thereof or therein, upon or with respect to any interest payments received or receivable by the Issuer from the Guarantor[s]*, as applicable or any subsidiaries of the Guarantor[s]*, as applicable, incorporated in, or resident for tax purposes under the laws of, the United Kingdom, or (iii)]** based upon an opinion of legal advisors to the Issuer [or the Guarantor[s]* [, as the case may be,]** as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the Issuer Taxing Jurisdiction or the United Kingdom or any political subdivision thereof (whether or not such action was taken or brought with respect to the Issuer [or the Guarantor[s]*]**), which action is taken or brought on or after the Relevant Date, there is a substantial probability that the circumstances described in clause (i) or (ii) would exist.

If this Security constitutes Tier 2 Capital in accordance with the requirements of the Financial Services Authority, any such redemption requires the prior consent of the Financial Services Authority.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent referred to on the reverse hereof by manual signature, this Security [and the Guarantee endorsed hereon]** shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: __________, ____	[Name of Issuer]

By
Title:

AUTHENTICATING AGENT’S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities
of the series designated
therein referred to in the
within-mentioned Indenture.

By THE BANK OF NEW YORK, as Trustee By CITIBANK, N.A., as Authenticating Agent
By:
Authorized Signatory

SECTION 203. Form of Reverse of Security.

[* INDICATES LANGUAGE TO BE DELETED IF THE ISSUER IS HBOS plc OR THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND]

[** INDICATES LANGUAGE TO BE DELETED IF THE ISSUER IS HBOS plc]

(a)       Form of Reverse of Fixed Rate Security

This Security is one of a duly authorized issue of Medium-Term Notes of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture dated as of April 30, 2003 (herein called the “Indenture”) among HBOS plc (the “Company”), The Governor and Company of the Bank of Scotland, Scotland International Finance

No. 2 B.V. and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The series designated as “Medium-Term Notes”, of which this Security forms part, is limited in aggregate principal amount (or in the case of Original Issue Discount Securities or Securities with the amount payable in respect of principal or any premium or interest to be determined by reference to the value, rate or price of one or more specified indices (“Indexed Securities”), aggregate initial offering price) outstanding together with any other Medium-Term Notes issued by any Issuer under the Indenture or the Amended and Restated Indenture dated as of April 30, 2003 among HBOS plc, The Governor and Company of the Bank of Scotland and HBOS Treasury Services plc (together with HBOS plc, The Governor and Company of the Bank of Scotland, Scotland International Finance No. 2 B.V. and any subsidiary designated by HBOS plc, the “US MTN Issuers”) and the Trustee or instruments issued by any Issuer under the US MTN Issuers’ and BOS International (Australia) Limited’s Euro Note Issuance Programme at any time up to US$65,000,000,000 (or if Securities of this series denominated in one or more Specified Currencies are issued by any of the US MTN Issuers, the equivalent thereof in such Specified Currencies based upon the Program Exchange Rate (as defined below) on the date such Issuer agreed to issue such Securities). The terms of individual Securities may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, currencies or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

The Issuer has appointed Citibank, N.A. as the paying agent (the “Paying Agent”, which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Securities, and the Trustee has appointed Citibank, N.A. as the authenticating agent (the “Authenticating Agent”, which term includes any additional or successor Authenticating Agent appointed by the Trustee) with respect to the Securities.

As used herein, the following terms have the following meaning: “Market Day” means (i) with respect to any Security of this series other than a Security of this series the Interest Rate Basis of which specified on the face hereof is LIBOR or a Security of this series denominated in a Specified Currency, any day that is a Business Day in The City of New York, (ii) with respect to any Security of this series the Interest Rate Basis of which specified on the face hereof is LIBOR, any Business Day in London, England on which dealings in U.S. dollars are transacted in the London interbank market, (iii) with respect to any Security of this series denominated in a Specified Currency, any Business Day in The City of New York that is also a Business Day in the financial center of the country of the Specified Currency or, with respect to a Security of this series denominated in Euro, in Luxembourg and on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (the “TARGET System”) is operating, and (iv) any other Business Day indicated on the face of this Security; “Business Day”, when used with respect to any Place of Payment means any day which is not a Saturday or Sunday and which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close; “Market Exchange Rate” for any Specified Currency means the noon buying rate in The City of New York for cable transfers for such Specified Currency as certified for customs purposes by (or, if not so certified, as otherwise determined by) the Federal Reserve Bank of New York; and “Program Exchange Rate” for any Specified Currency means the Paying Agent’s London office’s spot rate of exchange for the sale in London of US dollars for such Specified Currency on the date any Issuer agreed to issue the relevant Securities, Medium-Term Notes or instruments, as the case may be, or such other amount as HBOS (on behalf of the Guarantors and the Issuer) and the Agents under the Amended and Restated Private Placement Agreement dated April 30, 2003 among the Issuer and the other parties named therein may agree.

This Security will not be subject to any sinking fund and is not subject to redemption or repayment at the option of the Holder prior to maturity except for redemption for the tax reasons specified on the face hereof and as otherwise provided on the face hereof in accordance with the provisions of the following paragraph.

Except for the tax reasons specified on the face of this Security, unless otherwise indicated on the face of this Security, this Security may not be redeemed at the option of the Issuer prior to the Maturity Date. If so indicated on the face of this Security, this Security may be redeemed in whole or in part at the option of the Issuer on or after the Redemption Dates (or ranges of Redemption Dates) specified on the face hereof at a Redemption Price determined as provided in the next succeeding sentence, together with interest accrued and unpaid hereon to the date of redemption (except as provided below). Unless otherwise specified on the face hereof, the “Redemption Price” for any such redemption shall be the amount determined by multiplying the Redemption Percentage specified on the face hereof with respect to the relevant Redemption Date (or range of such dates) by the portion of the principal amount hereof (or if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed; provided, that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed. Notice of redemption shall be mailed to the registered holders of the Securities designated for redemption at their addresses as the same shall appear on the Security Register not less than 30 nor more than 60 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Indenture. In the event of redemption of this Security in part only, a new Security or Securities for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of this Security shall not be a Business Day at any place of payment, then payment of principal of and premium or interest, if any, on this Security need not be made at such place of payment on such date, but may be made on the next succeeding Business Day at such place of payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity and no interest on such payment shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity and no interest on such payment shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be to such next succeeding Business Day.

The indebtedness evidenced by this Security is, to the extent, and in the manner provided in Section 1006 of the Indenture, subordinated and subject in right of payment to the prior payment in full of the claims of all of the Senior Creditors (as defined in the Indenture) of the Issuer and this Security is issued subject to said Section 1006 of the Indenture, and each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions as provided in the Indenture. [If the Security is not an Undated Security or a Security issued by The Governor and Company of the Bank of Scotland, insert: Amounts due and payable under the Securities shall be due and payable by the Issuer in the event of the bankruptcy, winding up or liquidation of the Issuer only if and to the extent that the Issuer could make payment thereof rateably with the claims of other Subordinated Creditors (as defined in the Indenture) of the Issuer and still be solvent immediately thereafter. For this purpose, the Issuer shall be considered to be solvent if it is able to pay its debts to its Senior Creditors (as so defined) in full.] [If this Security is a Security (other than an Undated Security) issued by The Governor and Company of the Bank of Scotland, insert: Amounts due and payable under the Securities shall be due and payable by the Issuer in the event of the sequestration or winding up of the Issuer only if and to the extent that the Issuer could make payment thereof rateably with the claims of other Subordinated Creditors (as defined in the Indenture) of the Issuer and still be solvent immediately thereafter. For this purpose, the Issuer shall be considered to be solvent if it is able to pay its debts to its Senior Creditors (as so defined) in full.] [If this Security is an Undated Security, insert: Amounts due and payable under the Securities shall be conditional (such condition is referred to as the “Solvency Condition”) upon the Issuer [and, in relation to Securities which are guaranteed, the Guarantor]** being solvent at the time of payment by the Issuer and in that no amount shall be payable under the Securities except to the extent that the Issuer [and, in relation to Securities which are guaranteed (assuming that a payment was then due by the Guarantor), the Guarantor]** could make such payment and still be solvent (whether or not it is bankrupt, being [sequestrated or]** liquidated or is in winding up) immediately thereafter. In such circumstances, no amounts payable in respect of such amounts which would otherwise fall due for payment shall fall so due (subject always to the provisions of the parenthetical clause in Section 503(1) of the Indenture), and instead, such payment shall become due for payment only if and when and to the extent that [both]** the Issuer [and, in relation to Securities which are guaranteed, the Guarantor (assuming that a payment was then due by the Guarantor]** could make such payment in whole or in part and still be solvent (whether or not it is bankrupt or being liquidated [or sequestrated]** or in winding up) immediately thereafter. [Interest will continue to accrue on this Security, payment of which is suspended pursuant to the provisions of the immediately preceding sentence in accordance with the terms of this Security and the Indenture.] For this purpose, the Issuer [and the Guarantor, as the case may be,]** shall be considered to be solvent if (A) it is able to pay its debts to Senior Creditors (as defined in the Indenture) as they fall due and (B) its Assets (as defined in the Indenture) exceed its Liabilities (as defined in the Indenture) to Senior Creditors (as so defined). Amounts representing interest in respect of which the Solvency Condition is not satisfied on the due date for the payment thereof shall, so long as the same remains unpaid, constitute “Arrears of Interest” (to the extent described in the Indenture). Arrears of Interest in respect of Undated Securities shall not bear interest. Without prejudice to the foregoing provisions, the Issuer shall not be obliged to make payment of the interest accrued in respect of any period on the due date for the payment thereof (for the purposes of this paragraph and the immediately succeeding paragraph, “Accrual Period” and “Payment Date” respectively) if during the period of twelve months ending on such Payment Date no dividend or other Distribution (as defined in the Indenture) shall have been declared, paid or made on any class of stock or share capital of [include the relevant issuer: HBOS plc / The Governor and Company of the Bank of Scotland]; and all interest not so paid shall, so long as the same remains unpaid, constitute Arrears of Interest. The Issuer may, subject to the provisions of the immediately succeeding sentence, at its option (upon the expiry of not less than seven days’ notice to the Holders of the Securities given in accordance with the relevant provisions of the Securities) at any time pay all or part of the Arrears of Interest (being, if part only, the whole of the interest accrued on all of such Securities during any one or more Accrual Periods) but so that, in the case of any such partial payment, the interest accrued during any Accrual Period shall not be paid prior to that accrued during any earlier Accrual Period. If there are outstanding more than one series of Undated Securities, then the Issuer may not pay all or part of the Arrears of Interest in respect of any such series unless it pays all or (as near as practicable) an equivalent proportion of the Arrears of Interest in respect of each other series of its Undated Securities then outstanding. All Arrears of Interest shall (subject to satisfaction of the Solvency Condition and subject to Section 1006(c)(iv) of the Indenture) become due in full on the date on which any dividend or other Distribution (as defined in the Indenture) is next declared, paid or made on any class of stock or share capital of [include the relevant issuer: HBOS plc / The Governor and Company of the Bank of Scotland] or, if earlier, the date set for any redemption permitted under Section 1108 of the Indenture or any early redemption exercised at the option of the Issuer (other than a partial redemption) in accordance with the terms of the Securities. [If redemption permitted, insert: or an early redemption exercised at the option of the Holder in accordance with the terms of the Securities] or the commencement of the liquidation, sequestration or winding up of [insert the relevant issuer: HBOS plc / The Governor and Company of the Bank of Scotland]]

[If this Security is an Undated Security issued by HBOS plc, insert: If, at any time, an order is made for the liquidation or winding up of HBOS plc or an effective resolution is passed for the winding up of HBOS plc, this Security shall become due and payable in accordance with the provisions of this paragraph and the Issuer shall, in lieu of any other payment on this Security, but subject to satisfaction of the Solvency Condition, be obliged to pay, in respect of this Security, such amounts as would have been payable if the Holder of this Security had, on the day preceding the commencement of such liquidation or winding up, become a holder of preference stock or shares in the capital of HBOS plc forming or being part of a class having a preferential right in the liquidation or winding up over the holders of all other classes of stock and shares in the capital of HBOS plc and entitled to receive in such liquidation or winding up an amount equal to the Redemption Price and interest (if any) accrued since the Payment Date immediately preceding or coinciding with the commencement of such liquidation or winding up to the date of such repayment and all Arrears of Interest and/or, as the case may be, all such interest due but unpaid.]

[If this Security is an Undated Security issued by The Governor and Company of the Bank of Scotland, insert: If, at any time, an order is made for the sequestration or winding up of The Governor and Company of the Bank of Scotland or an effective resolution is passed for the winding up of The Governor and Company of the Bank of Scotland, this Security shall become due and payable in accordance with the provisions of this paragraph and the Issuer shall, in lieu of any other payment on this Security, but subject to satisfaction of the Solvency Condition, be obliged to pay, in respect of the Securities, such amounts as would have been payable if the Holder of this Security had, on the day preceding the commencement of such sequestration or winding up, become a holder of preference stock or shares in the capital of The Governor and Company of the Bank of Scotland forming or being part of a class having a preferential right in the sequestration or winding up over the holders of all other classes of stock and shares in the capital of The Governor and Company of the Bank of Scotland and entitled to receive in such sequestration or winding up an amount equal to the Redemption Price and interest (if any) accrued since the Payment Date immediately preceding or coinciding with the commencement of such sequestration or winding up to the date of such repayment and all Arrears of Interest and/or, as the case may be, all such interest due but unpaid.]

In addition, in the event of the bankruptcy, sequestration, liquidation or winding up of the Issuer, if any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders, before the claims of all Senior Creditors (as defined in the Indenture) of the Issuer have been paid in full, such payment or distribution shall be held in trust by the Trustee or such Holders, as applicable, and shall be immediately returned by it or them to the liquidator or trustee or receiver in bankruptcy of the Issuer. Thereupon, such payment or distribution will be deemed not to have been made or received. If any of the said rights and claims of any Holder against the Issuer is discharged by set-off, such Holder will immediately pay an amount equal to the amount of such discharge to the liquidator or trustee or receiver in bankruptcy of the Issuer and until such time as payment is made will hold a sum equal to such amount in trust for the liquidator or trustee or receiver in bankruptcy of the Issuer. Accordingly, such discharge will be deemed not to have taken place.

The provisions of Section 1006 of the Indenture and the provisions of the two [if this Security is an Undated Security, substitute: three] immediately preceding paragraphs relating to the subordination of the Securities shall be governed by, and shall be construed in accordance with, the laws of England.

The Indenture contains provisions for defeasance of the entire indebtedness of this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal amount of the Securities as described in the next paragraph hereof) of the Securities of this series shall, without any act of the Trustee or the Holder hereof, become immediately due and payable without presentment, demand, protest or other notice of any kind as provided in the Indenture.

If this Security is designated on the face hereof as an Original Issue Discount Security (an “Original Issue Discount Security”), then, notwithstanding anything to the contrary contained in this Security, upon the redemption or acceleration of Maturity of this Security there shall be payable, in lieu of the principal amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Security. The “Amortized Face Amount” of an Original Issue Discount Security shall be the amount equal to the sum of (a) the issue price of this Security (as defined below), plus (b) that portion of the difference between the issue price and the principal amount of this Security that has been amortized at the Stated Yield (as defined below) of such Security (computed in accordance with Section 1272(a)(4) of the U.S. Internal Revenue Code and U.S. Treasury Regulations Section 1.1272-1(b), in each case as in effect on the Original Issue Date of such Security) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the principal amount of this Security due at the Stated Maturity hereof. As used in the previous sentence “issue price” means the principal amount due at the Stated Maturity hereof less the Total Amount of OID of this Security specified on the face hereof; the “Stated Yield” of this Security means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date hereof to the Stated Maturity hereof on the basis of its issue price and such principal amount payable at the Stated Maturity thereof.

If a Default with respect to Securities of this series shall occur and be continuing, the Issuer will, upon demand of the Trustee pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium (if any) and interest (if any). [If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee may petition for the winding up or sequestration of the Guarantor[s]*.]** Upon the occurrence of a Default with respect to Securities of this series, the Holder of this Security shall not at any time be entitled to exercise any right of set-off or counterclaim which may be available to any such Holder against amounts owing by the Issuer [or the Guarantor[s]*]** in respect of this Security. If, notwithstanding the provisions of the immediately preceding sentence, any of the rights and claims of the Holder of this Security is discharged by set-off, the Holder of this Security will immediately pay an amount equal to the amount of such discharge to the Issuer [or the Guarantor[s]*, as appropriate,]** and until such time as payment is made will hold a sum equal to such amount in trust for the Issuer or the Guarantor[s]*, as appropriate]**. Accordingly, such discharge will be deemed not to have taken place.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

[The Guarantor[s]* or a Subsidiary of the Guarantor[s]* may assume the obligations of the Issuer hereunder under certain circumstances set forth in Section 803 of the Indenture. The Guarantor[s]* shall assume the obligations of the Issuer hereunder in certain events set forth in Section 803 of the Indenture.]**

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium and interest, if any, on and certain additional amounts in respect of this Security at the times, place and rate, and in the coin or currency, herein prescribed.

If this Security is denominated in a Specified Currency, unless the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election with respect to such payments as provided on the face hereof, the Holder of this Security shall receive payments of principal and any premium and interest in U.S. dollars at an exchange rate based on the highest bid quotation in The City of New York received by the Exchange Rate Agent (who, unless otherwise specified on the face hereof, shall be the Paying Agent who has been appointed as the Exchange Rate Agent by the Issuer) at approximately 11:00 A.M., New York City time, on the second Market Day with respect to this Security preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Issuer for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date of the aggregate amount of such Specified Currency payable to all Holders of Securities of this series denominated in such Specified Currency and scheduled to receive U.S. dollar payment on such payment date and at which the applicable dealer commits to execute a contract. All currency exchange costs incurred by the Issuer in converting a Specified Currency into U.S. dollars in order to make payments hereon will be borne by the Holder of this Security by deductions from such payments. If such bid quotations are not available, or if a Specified Currency Payment Election has been made with respect to such payments, payments will be made in the Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts); provided that if such Specified Currency (or, if applicable, such other coin or currency) is unavailable due to the imposition of exchange controls or other circumstances beyond the Issuer’s control, the Issuer will be entitled to make payments in U.S. dollars on the basis of the Market Exchange Rate for such Specified Currency (or, if applicable, such other coin or currency) on the second Market Day with respect to this Security prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated hereon.

If this Security is a Global Security as indicated on the face hereof, this Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the

Securities Exchange Act, (ii) the Issuer executes and delivers to the Trustee an Officer’s Certificate providing that this Security shall be so exchangeable or (iii) there shall have occurred and be continuing a Default or an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

If this Security is a Global Security as indicated on the face hereof, any Person having a beneficial interest in this Security may request the Depositary to instruct the Paying Agent to exchange all or part of such interest for a definitive Security upon receipt by the Paying Agent of a certification from such Person in the form of Annex A hereto, unless such Person is transferring such interest to an institution that is an “accredited investor”, as defined in Regulation D under the Securities Act, in which case, upon receipt by the Paying Agent of a certification from such transferee in the form of Annex B hereto. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Paying Agent, the aggregate principal amount of the Global Security to be reduced (such reduction to be reflected on the Schedule hereto) and, following such reduction, the Issuer will execute[, and the applicable Guarantor[s]* will endorse the Guarantee on]**, and the Authenticating Agent will authenticate and deliver to such Person or such transferee, as the case may be, a definitive Security.

If this Security is a Global Security as indicated on the face hereof, at such time as all interests in this Security have either been exchanged for definitive Securities, redeemed, repurchased or cancelled, this Security shall be cancelled by the Paying Agent. At any time prior to such cancellation, if any interest in this Security is exchanged for definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by this Security shall be reduced and the Paying Agent shall cause an endorsement to be made on the Schedule hereto to reflect such reduction.

[If this Security is a Global Security which is a Restricted Security, insert:] [Any Person having a beneficial interest in a Global Security which is a Restricted Security may request the Trustee to exchange all or part of such interest for another Global Security upon receipt by the Trustee of a certification from such Person in the form of Annex A to the Global Security to the effect that such transaction complies with the requirements of Regulation S promulgated under the Securities Act. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security being transferred to be reduced (such reduction to be reflected on the Schedule thereto) and, following such reduction, the aggregate principal amount of the Global Security being purchased to be increased (such increase to be reflected in the Schedule thereto). If following such increase the aggregate principal amount of the Global Security being purchased (as reflected in the Schedule thereto) exceeds the aggregate face amount thereof, the Issuer will execute[, the Guarantor[s]* will endorse the Guarantee on,]** and the Trustee will authenticate and deliver to the Depositary, a Global Security having an aggregate face amount equal to such aggregate principal amount.]

[If this Security is a definitive Security which is a Restricted Security, insert:] [This Security shall be exchangeable in whole or in part for a beneficial interest in a Global Security registered in the name of the Depositary with respect to such series or its nominee if the Holder delivers this Security to the Trustee and instructs the Trustee to exchange all or part of this Security for a beneficial interest in a Global Security; provided that this Restricted Security may not be exchanged for a beneficial interest in a Global Security except upon receipt by the Trustee of a certification by the Holder to the effect that (i) such Holder is, or believes such Holder’s transferee is, as the case may be, a “Qualified Institutional Buyer”, as defined in Rule 144A promulgated under the Securities Act, or (ii) such transaction complies with the requirements of Regulation S promulgated under the Securities Act, in each case substantially in the form of Annex A hereto. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security to be increased (such increase to be reflected on the Schedule thereto). If necessary as a result of such an exchange, the Issuer will execute[, the Guarantor[s]* will endorse the Guarantee on,]** and the Trustee will authenticate and deliver to such Holder or such transferee, a definitive Security. If following such increase the aggregate principal amount of the Global Security (as reflected in the Schedule thereto) exceeds the aggregate face amount thereof, the Issuer will execute[, the Guarantor[s]* will endorse the Guarantee on,]** and the Trustee will authenticate and deliver to the Depositary, a Global Security having an aggregate face amount equal to such aggregate principal amount.]

The Paying Agent has been appointed registrar (the “Security Registrar”) for the Securities, and the Paying Agent will maintain at its office in The City of New York a register for the registration and transfer of the Securities (the “Security Register”). As provided in the Indenture and subject to certain limitations therein set forth, the transfer of (if this Security is a Global Security as indicated on the face hereof) a Security of the series of which this Security is a part or (if this Security is not a Global Security) this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the aforesaid office of the Paying Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and with identical terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of (if this Security is a Global Security as indicated on the face hereof) the series of which this Security is a part or (if this Security is not a Global Security) this series are issuable only in registered form without coupons in denominations of US$1,000 (or, in the case of Securities denominated in a Specified Currency, the equivalent thereof in such Specified Currency at the Market Exchange Rate on the date the Issuer agrees to issue such Security, rounded down to the nearest 1,000 units of such Specified Currency) and in integral multiples of US$1,000 in excess thereof (or, in the case of Securities denominated in a Specified Currency, 1,000 units of such Specified Currency). As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series with identical terms of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee, the Paying Agent and any agent of the Issuer or the Trustee or the Paying Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee, the Paying Agent nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

(b)       Form of Reverse of Floating Rate Security

This Security is one of a duly authorized issue of Medium-Term Notes of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture dated as of April 30, 2003 (herein called the “Indenture”) among HBOS plc (the “Company”), The Governor and Company of the Bank of Scotland, Scotland International Finance No. 2 B.V. and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The series designated as “Medium-Term Notes”, of which this Security forms part, is limited in aggregate principal amount (or in the case of Original Issue Discount Securities or Securities with the amount payable in respect of principal or any premium or interest to be determined by reference to the value, rate or price of one or more specified indices (“Indexed Securities”), aggregate initial offering price) outstanding together with any other Medium-Term Notes issued by any issuer under the Indenture or the Amended and Restated Indenture dated as of April 30, 2003 among HBOS plc, The Governor and

Company of the Bank of Scotland and HBOS Treasury Services plc (together with HBOS plc, the Governor and Company of the Bank of Scotland, Scotland International Finance No. 2 B.V. and any subsidiary designated by HBOS plc, the “US MTN Issuers”) and the Trustee or instruments issued by any Issuer under the US MTN Issuers’ and BOS International (Australia) Limited’s Euro Note Issuance Programme at any time up to US$65,000,000,000 (or if Securities of this series denominated in one or more Specified Currencies are issued by any of the US MTN Issuers, the equivalent thereof in such Specified Currencies based upon the Program Exchange Rate (as defined below) on the date such Issuer agreed to issue such Securities). The terms of individual Securities may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, currencies or otherwise, all as provided in the Indenture. To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

The Issuer has appointed Citibank, N.A. as the paying agent (the “Paying Agent”, which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Securities, and the Trustee has appointed Citibank, N.A. as the authenticating agent (the “Authenticating Agent”, which term includes any additional or successor Authenticating Agent appointed by the Trustee) with respect to the Securities.

As used herein, the following terms have the following meaning: “London Market Day” means any day on which deposits in U.S. dollars are transacted in the London interbank market; “Market Day” means (i) with respect to any Security of this series other than a Security of this series the Interest Rate Basis of which specified on the face hereof is LIBOR or a Security of this series denominated in a Specified Currency, any day that is a Business Day in The City of New York, (ii) with respect to any Security of this series the Interest Rate Basis of which specified on the face hereof is LIBOR, any Business Day in London, England on which dealings in U.S. dollars are transacted in the London interbank market, (iii) with respect to any Security of this series denominated in a Specified Currency, any Business Day in The City of New York that is also a Business Day in the financial center of the country of the Specified Currency or, with respect to a Security of this series denominated in Euro, in Luxembourg and on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (the “TARGET System”) is operating, and (iv) any other Business Day indicated on the face of this Security; “Business Day”, when used with respect to any Place of Payment means any day which is not a Saturday or Sunday and which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close; “Market Exchange Rate” for any Specified Currency means the noon buying rate in The City of New York for cable transfers for such Specified Currency as certified for customs purposes by (or, if not so certified, as otherwise determined by) the Federal Reserve Bank of New York; and “Program Exchange Rate” for any Specified Currency means the Paying Agent’s London office’s spot rate of exchange for the sale in London of US dollars for such Specified Currency on the date any Issuer agreed to issue the relevant Securities, Medium-Term Notes or instruments, as the case may be, or such other amount as the Guarantor (on behalf of itself and the Issuer) and the Agents under the Amended and Restated Private Placement Agreement dated April 30, 2003 among the Issuer and the other parties named therein may agree.

This Security will not be subject to any sinking fund and is not subject to redemption or repayment at the option of the Holder prior to maturity except for redemption for the tax reasons specified on the face hereof and as otherwise provided on the face hereof in accordance with the provisions of the following paragraph.

Except for the tax reasons specified on the face of this Security, unless otherwise indicated on the face of this Security, this Security may not be redeemed at the option of the Issuer prior to the Maturity Date. If so indicated on the face of this Security, this Security may be redeemed in whole or in part at the option of the Issuer on or after the Redemption Dates (or range of Redemption Dates) specified on the face hereof at a Redemption Price determined as provided in the next succeeding sentence, together with interest accrued and unpaid hereon to the date of redemption (except as provided below). Unless otherwise specified on the face hereof, the “Redemption Price” for any such redemption shall be the amount determined by multiplying the Redemption Percentage specified on the face hereof with respect to the relevant Redemption Date (or range of such dates) by the portion of the principal amount hereof (or if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed; provided that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed. Notice of redemption shall be mailed to the registered holders of the Securities designated for redemption at their addresses as the same shall appear on the Security Register not less than 30 nor more than 60 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Indenture. In the event of redemption of this Security in part only, a new Security or Securities for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semi-annually or annually, as specified on the face hereof under Interest Reset Period (each date upon which interest is so reset as provided below being hereinafter referred to as an “Interest Reset Date”), and the interest rate in effect on any day shall be (a) if such day is an Interest Reset Date, the interest rate for such Interest Reset Date or (b) if such day is not an Interest Reset Date the interest rate for the immediately preceding Interest Reset Date; provided that (i) the interest rate in effect for the period from the Original Issue Date of this Security (or one or more predecessor Securities) to but excluding the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten calendar days immediately prior to Maturity of this Security will be that in effect on the tenth calendar day preceding such Maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof and in no event shall be higher than the maximum rate permitted by New York law, as the same may be modified by United States Federal law of general application. Unless otherwise specified on the face hereof and except as provided in the next succeeding sentence, the Interest Reset Date with respect to this Security will be, if the Interest Reset Period specified on the face hereof is daily, each Market Day; if the Interest Reset Period specified on the face hereof is weekly (unless the Interest Rate Basis specified on the face hereof is the Treasury Rate), the Wednesday of each week; if the Interest Reset Period specified on the face hereof is weekly and the Interest Rate Basis specified on the face hereof is the Treasury Rate, except as otherwise provided below, the Tuesday of each week; if the Interest Reset Period specified on the face hereof is monthly, the third Wednesday of each month; if the Interest Reset Period specified on the face hereof is quarterly, the third Wednesday of each March, June, September and December; if the Interest Reset Period specified on the face hereof is semi-annually, the third Wednesday of two months in each year specified under “Interest Reset Month(s)” on the face hereof; and if the Interest Reset Period specified on the face hereof is annually, the third Wednesday of the one month in each year specified under “Interest Reset Month(s)” on the face hereof. If, pursuant to the preceding sentence, any Interest Reset Date would otherwise be a day that is not a Market Day with respect to this Security, the Interest Reset Date shall be the next succeeding day that is a Market Day with respect to this Security, except that if the Interest Rate Basis specified on the face hereof is LIBOR and the immediately succeeding such Market Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding such Market Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Security shall be the rate determined in accordance with the provisions of the applicable heading below.

Determination of CD Rate. If the Interest Rate Basis specified on the face hereof is the CD Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the “CD Rate Interest Determination Date”) for negotiable certificates of deposit having the Index Maturity specified on the face hereof (i) as published in the weekly statistical release entitled “Statistical Release H.15(519), Selected Interest Rates”, or any successor publication, published by the Board of Governors of the United States Federal Reserve System (“H.15(519)”) under the heading “CDs (Secondary Market)” or (ii) if such rate is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, then as published in H.15 Daily Update under the heading “CDs (Secondary Market)”, or (b) if such rate is not published in either H.15 (519) or H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of U.S.$5,000,000, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided that if the dealers selected as aforesaid by the

Calculation Agent are not quoting as mentioned in this sentence, the CD Rate shall be the CD Rate in effect on such CD Rate Interest Determination Date.

Determination of Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the Money Market Yield (calculated as described below) of the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the “Commercial Paper Interest Determination Date”) for commercial paper having the Index Maturity specified on the face hereof, (i) as published in H.15(519) under the heading “Commercial Paper– Nonfinancial”, or (ii) if such rate is not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then as published in H.15 Daily Update under the heading “Commercial Paper–Nonfinancial”, or (b) if such rate is not published in either H.15(519) or H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, the Money Market Yield of the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the offered rates, as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is “AA”, or the equivalent, from a nationally recognized rating agency, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided that if such dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

“Money Market Yield” shall be a yield (expressed as a percentage rounded upwards, if necessary, to the next higher one-hundred thousandth of a percentage point), calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100,
360 - (D x M)

where “D” refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and “M” refers to the actual number of days in the interest period for which interest is being calculated.

Determination of Prime Rate. If the Interest Rate Basis specified on the face hereof is the Prime Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the “Prime Rate Interest Determination Date”) as published in H.15(519) under the heading “Bank Prime Loan”, (b) if such rate is not so published prior to 3:00 P.M., New York City time, then the Prime Rate will be the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update under the heading “Bank Prime Loan”. In the event such rate is not published in either H.15(519) or H.15 Daily Update, then the Prime Rate will be the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the rates of interest publicly announced by each bank that appears on the display designated as page “USPRIME1” on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) (“Reuters Screen USPRIME1 Page”) as such bank’s prime rate or base lending rate as in effect for that Prime Rate Interest Determination Date, or (c) if fewer than four such rates but more than one such rate appear on the Reuters Screen USPRIME1 Page for the Prime Rate Interest Determination Date, the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent, or (d) if fewer than two quotations are provided, the arithmetic mean of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S.$500,000,000 and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate will be the same as the Prime Rate for the immediate preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Prime Rate will be the Initial Interest Rate).

Determination of Federal Funds Effective Rate. If the Interest Rate Basis specified on the face hereof is the Federal Funds Effective Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the “Federal Funds Effective Interest Determination Date”) for Federal Funds having the Index Maturity specified on the face hereof (i) as published in H.15(519) under the heading “Federal Funds (Effective)” as displayed on Bridge Telerate Inc. on page 120 or (ii) if such rate is not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Effective Interest Determination Date, then as published in H.15 Daily Update under the heading “Federal Funds (Effective)” or (b) if by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or H.15 Daily Update, the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the rates, as of 9:00 A.M., New York City time, on such Federal Funds Effective Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Effective Rate will be the Federal Funds Effective Rate in effect on such Federal Funds Effective Interest Determination Date.

Determination of LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate with respect to this Security for any Interest Reset Date shall be determined by the Calculation Agent in accordance with the following provisions:

(i)       On the second London Market Day prior to such Interest Reset Date (a “LIBOR Interest Determination Date”), the Calculation Agent will determine LIBOR on the basis of the offered rate for deposits of not less than U.S.$1,000,000 having the Index Maturity specified on the face hereof, commencing on the second London Market Day immediately following such LIBOR Interest Determination Date, which appears on the display designated as page 3740 or page 3750, as applicable on the Dow Jones Telerate Service (or such other page as may replace any such page on that service for the purpose of displaying London interbank offered rates of major banks for deposits in U.S. dollars) as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided that no such offered rate appears, LIBOR for such LIBOR Interest Determination Date will be determined as described in (ii) below.

(ii)       If on any LIBOR Interest Determination Date no rate appears on Telerate Page 3740 or 3750 as described in (i) above, the Calculation Agent will request the principal London office of four major banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its quotation at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date of the rate it offers to prime banks in the London interbank market for deposits in U.S. dollars having the Index Maturity shown on the face hereof and in a principal amount equal to an amount of not less than U.S.$1,000,000 that in the Calculation Agent’s judgment is representative for a single transaction in such market at such time. If at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean, as calculated by the Calculation Agent, of such quotations, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. If fewer than two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean, as calculated by the Calculation Agent, of the rates quoted at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date by three major banks in London, England, selected by the Calculation Agent, for loans in U.S. dollars to leading European banks, having the Index Maturity shown on the face hereof and in a principal amount equal to an amount of not less than U.S.$1,000,000 that in the Calculation Agent’s judgment is representative for a single transaction in such market at such time, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR will be the LIBOR in effect on such LIBOR Interest Determination Date.

Determination of EURIBOR. If the Interest Rate Basis specified on the face hereof is EURIBOR, the interest rate with respect to this Security for any Interest Reset Date shall be determined by the Calculation Agent in accordance with the following provisions:

(i)       On the second London Market Day prior to such Interest Reset Date (a “EURIBOR Interest Determination Date”), the Calculation Agent will determine EURIBOR on the basis of the offered rate for deposits of not less than the equivalent of U.S.$1,000,000 in Euros having the Index Maturity specified on the face hereof, commencing on the second London Market Day immediately following such EURIBOR Interest Determination Date, which appears on the display designated as Page 248, as applicable, on the Bridge Telerate, Inc. (or such other page as may replace any such page on that service for the purpose of displaying Euro-zone interbank offered rates of major banks for deposits in U.S. dollars) as of 11:00 A.M., Brussels time, on that EURIBOR Interest Determination Date, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided that if no such offered rate appears, EURIBOR for such EURIBOR Interest Determination Date will be determined as described in (ii) below.

(ii)       If on any EURIBOR Interest Determination Date no rate appears on Telerate Page 248 as described in (i) above, the Calculation Agent will request the principal London office of four major banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its quotation at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date of the rate it offers to prime banks in the Euro-zone interbank market for deposits in U.S. dollars having the Index Maturity shown on the face hereof and in a principal amount equal to an amount of not less than the equivalent of U.S.$1,000,000 in Euro that in the Calculation Agent’s judgment is representative for a single transaction in such market at such time. If at least two such quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean, as calculated by the Calculation Agent, of such quotations, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. If fewer than two quotations are provided, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean, as calculated by the Calculation Agent, of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date by four major banks in the Euro-zone, selected by the Calculation Agent, for loans in Euros to leading European banks, having the Index Maturity shown on the face hereof and in a principal amount equal to an amount of not less than the equivalent of U.S.$1,000,000 in Euro that in the Calculation Agent’s judgment is representative for a single transaction in such market at such time, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, EURIBOR will be the EURIBOR in effect on such EURIBOR Interest Determination Date.

Determination of Treasury Rate. If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the rate for the most recent auction of direct obligations of the United States (“Treasury Bills”) having the Index Maturity shown on the face hereof as published on the display on Bridge Telerate, Inc. on page 56 or page 57 under the caption “AVGE INVEST YIELD” on the Treasury Interest Determination Date (as defined below) or (b) if such rate is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury or (c) in the event that the results of the auction of Treasury Bills having the Index Maturity specified on the face hereof are not published or reported as provided in (a) or (b) above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, the rate published in H.15(519) under the heading “U.S. Government Securities/Treasury Bills/Secondary Market”, or any successor publication or heading for Treasury Bills having the Index Maturity specified on the face hereof, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided that if such dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate shall be the Treasury Rate on such Treasury Interest Determination Date.

The “Treasury Interest Determination Date” pertaining to an Interest Reset Date will be the day on which Treasury bills are auctioned for the week in which such Interest Reset Date falls, or if no auction is held for such week, the Monday of such week (or if Monday is a legal holiday, the next succeeding Market Day) and the Interest Reset Date will be the Market Day immediately following such Treasury Interest Determination Date. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is held for such week on Monday or the preceding Friday, such Monday or preceding Friday shall be the Treasury Interest Determination Date for such week, and the Interest Reset Date for such week shall be the Tuesday of such week (or, if such Tuesday is not a Market Day, the next succeeding Market Day). If the auction for such week is held on any day of such week other than Monday, then such date shall be the Treasury Interest Determination Date and the Interest Reset Date for such week shall be the next succeeding Market Day.

Determination of CMT Rate. If the Interest Rate Basis specified on the face hereof is the CMT Rate, the interest rate with respect to this security for any Interest Reset Date shall equal: (a) the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the “CMT Rate Interest Determination Date”) displayed for the Index Maturity designated in such CMT Rate Note on the Designated CMT Telerate Page (as defined below) under the caption “… Treasury Constant Maturities … Federal Reserve Board Release H.15” “Mondays Approximately 3:45 p.m.” under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7051, the rate on such CMT Interest Determination Date, and (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as applicable ended immediately preceding the week in which the related CMT Interest Determination Date occurs; (b) if such rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519); (c) if such rate is no longer published, or if not published by 3:00p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to the related CMT Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519); (d) if such information is not provided by 3:00 p.m., New York time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York time, on the CMT Interest Determination Date reported, according to their records, by three leading primary United States government securities dealers (each a “Reference Dealer”) in the City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent after consultation with the Company, and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest), for the most recently issued direct noncallable fixed rate obligations of the United States (“Treasury Notes”) with an original maturity of approximately the Designated CMT Maturity Index and remaining term to maturity of not less than such Designated CMT Maturity Index minus one year; (e) if the Calculation Agent cannot obtain three such Treasury Notes quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three Reference Dealers in the City of New York (from five such Reference Dealers selected by the Calculation Agent, after consultation with the Company, and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000; and (f) if three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof provided that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate for such Interest Reset Date will be the same as the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding clause having remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

Unless otherwise specified on the face hereof, the Calculation Date pertaining to any Interest Determination Date shall be the first to occur of (a)(i) in the case of any CD Rate Interest Determination Date, Commercial Paper Rate Interest Determination Date, Treasury Interest Determination Date, Federal Funds Effective Rate Interest Determination Date or CMT Interest Rate Determination Date, the tenth day after such interest determination date or, if any such day is not a Market Day with respect to this Security, the next succeeding such Market Day or (ii) in the case of any Prime Rate Interest Determination Date or LIBOR Interest Determination Date, such interest determination date, and (b) the Market Day preceding the applicable Interest Payment Date or the Stated Maturity (or the date of redemption or repayment, if any) as the case may be. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date. Unless otherwise specified on the face hereof, the Calculation Agent shall be the Paying Agent.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of this Security shall not be a Business Day at any place of payment, then payment of principal of and premium or interest, if any, on this Security need not be made at such place of payment on such date, but may be made on the next succeeding Business Day at such place of payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity and no interest on such payment shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity and no interest on such payment shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be to such next succeeding Business Day.

The indebtedness evidenced by this Security is, to the extent, and in the manner provided in Section 1006 of the Indenture, subordinated and subject in right of payment to the prior payment in full of the claims of all of the Senior Creditors (as defined in the Indenture) of the Issuer and this Security is issued subject to said Section 1006 of the Indenture, and each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions as provided in the Indenture. [If the Security is not an Undated Security or a Security issued by The Governor and Company of the Bank of Scotland, insert: Amounts due and payable under the Securities shall be due and payable by the Issuer in the event of the bankruptcy, winding up or liquidation of the Issuer only if and to the extent that the Issuer could make payment thereof rateably with the claims of other Subordinated Creditors (as defined in the Indenture) of the Issuer and still be solvent immediately thereafter. For this purpose, the Issuer shall be considered to be solvent if it is able to pay its debts to its Senior Creditors (as so defined) in full.] [If this Security is a Security (other than an Undated Security) issued by The Governor and Company of the Bank of Scotland, insert: Amounts due and payable under the Securities shall be due and payable by the Issuer in the event of the sequestration or winding up of the Issuer only if and to the extent that the Issuer could make payment thereof rateably with the claims of other Subordinated Creditors (as defined in the Indenture) of the Issuer and still be solvent immediately thereafter. For this purpose, the Issuer shall be considered to be solvent if it is able to pay its debts to its Senior Creditors (as so defined) in full.] [If this Security is an Undated Security, insert: Amounts due and payable under the Securities shall be conditional (such condition is referred to as the “Solvency Condition”) upon the Issuer [and, in relation to Securities which are guaranteed, the Guarantor]** being solvent at the time of payment by the Issuer and in that no amount shall be payable under the Securities except to the extent that the Issuer [and, in relation to Securities which are guaranteed (assuming that a payment was then due by the Guarantor), the Guarantor]** could make such payment and still be solvent (whether or not it is bankrupt, being [sequestrated or]** liquidated or is in winding up) immediately thereafter. In such circumstances, no amounts payable in respect of such amounts which would otherwise fall due for payment shall fall so due (subject always to the provisions of the parenthetical clause in Section 503(1) of the Indenture), and instead, such payment shall become due for payment only if and when and to the extent that [both]** the Issuer [and, in relation to Securities which are guaranteed, the Guarantor (assuming that a payment was then due by the Guarantor]** could make such payment in whole or in part and still be solvent (whether or not it is bankrupt or being liquidated [or sequestrated]** or in winding up) immediately thereafter. [Interest will continue to accrue on this Security, payment of which is suspended pursuant to the provisions of the immediately preceding sentence in accordance with the terms of this Security and the Indenture.] For this purpose, the Issuer [and the Guarantor, as the case may be,]** shall be considered to be solvent if (A) it is able to pay its debts to Senior Creditors (as defined in the Indenture) as they fall due and (B) its Assets (as defined in the Indenture) exceed its Liabilities (as defined in the Indenture) to Senior Creditors (as so defined). Amounts representing interest in respect of which the Solvency Condition is not satisfied on the due date for the payment thereof shall, so long as the same remains unpaid, constitute “Arrears of Interest” (to the extent described in the Indenture). Arrears of Interest in respect of Undated Securities shall not bear interest. Without prejudice to the foregoing provisions, the Issuer shall not be obliged to make payment of the interest accrued in respect of any period on the due date for the payment thereof (for the purposes of this paragraph and the immediately succeeding paragraph, “Accrual Period” and “Payment Date” respectively) if during the period of twelve months ending on such Payment Date no dividend or other Distribution (as defined in the Indenture) shall have been declared, paid or made on any class of stock or share capital of [include the relevant issuer: HBOS plc / The Governor and Company of the Bank of Scotland]; and all interest not so paid shall, so long as the same remains unpaid, constitute Arrears of Interest. The Issuer may, subject to the provisions of the immediately succeeding sentence, at its option (upon the expiry of not less than seven days’ notice to the Holders of the Securities given in accordance with the relevant provisions of the Securities) at any time pay all or part of the Arrears of Interest (being, if part only, the whole of the interest accrued on all of such Securities during any one or more Accrual Periods) but so that, in the case of any such partial payment, the interest accrued during any Accrual Period shall not be paid prior to that accrued during any earlier Accrual Period. If there are outstanding more than one series of Undated Securities, then the Issuer may not pay all or part of the Arrears of Interest in respect of any such series unless it pays all or (as near as practicable) an equivalent proportion of the Arrears of Interest in respect of each other series of its Undated Securities then outstanding. All Arrears of Interest shall (subject to satisfaction of the Solvency Condition and subject to Section 1006(c)(iv) of the Indenture) become due in full on the date on which any dividend or other Distribution (as defined in the Indenture) is next declared, paid or made on any class of stock or share capital of [include the relevant issuer: HBOS plc / The Governor and Company of the Bank of Scotland] or, if earlier, the date set for any redemption permitted under Section 1108 of the Indenture or any early redemption exercised at the option of the Issuer (other than a partial redemption) in accordance with the terms of the Securities. [If redemption permitted, insert: or an early redemption exercised at the option of the Holder in accordance with the terms of the Securities] or the commencement of the liquidation, sequestration or winding up of [insert the relevant issuer: HBOS plc / The Governor and Company of the Bank of Scotland]]

[If this Security is an Undated Security issued by HBOS plc, insert: If, at any time, an order is made for the liquidation or winding up of HBOS plc or an effective resolution is passed for the winding up of HBOS plc, this Security shall become due and payable in accordance with the provisions of this paragraph and the Issuer shall, in lieu of any other payment on this Security, but subject to satisfaction of the Solvency Condition, be obliged to pay, in respect of this Security, such amounts as would have been payable if the Holder of this Security had, on the day preceding the commencement of such liquidation or winding up, become a holder of preference stock or shares in the capital of HBOS plc forming or being part of a class having a preferential right in the liquidation or winding up over the holders of all other classes of stock and shares in the capital of HBOS plc and entitled to receive in such liquidation or winding up an amount equal to the Redemption Price and interest (if any) accrued since the Payment Date immediately preceding or coinciding with the commencement of such liquidation or winding up to the date of such repayment and all Arrears of Interest and/or, as the case may be, all such interest due but unpaid.]

[If this Security is an Undated Security issued by The Governor and Company of the Bank of Scotland, insert: If, at any time, an order is made for the sequestration or winding up of The Governor and Company of the Bank of Scotland or an effective resolution is passed for the winding up of The

Governor and Company of the Bank of Scotland, this Security shall become due and payable in accordance with the provisions of this paragraph and the Issuer shall, in lieu of any other payment on this Security, but subject to satisfaction of the Solvency Condition, be obliged to pay, in respect of the Securities, such amounts as would have been payable if the Holder of this Security had, on the day preceding the commencement of such sequestration or winding up, become a holder of preference stock or shares in the capital of The Governor and Company of the Bank of Scotland forming or being part of a class having a preferential right in the sequestration or winding up over the holders of all other classes of stock and shares in the capital of The Governor and Company of the Bank of Scotland and entitled to receive in such sequestration or winding up an amount equal to the Redemption Price and interest (if any) accrued since the Payment Date immediately preceding or coinciding with the commencement of such sequestration or winding up to the date of such repayment and all Arrears of Interest and/or, as the case may be, all such interest due but unpaid.]

In addition, in the event of the bankruptcy, sequestration, liquidation or winding up of the Issuer, if any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders, before the claims of all Senior Creditors (as defined in the Indenture) of the Issuer have been paid in full, such payment or distribution shall be held in trust by the Trustee or such Holders, as applicable, and shall be immediately returned by it or them to the liquidator or trustee or receiver in bankruptcy of the Issuer. Thereupon, such payment or distribution will be deemed not to have been made or received. If any of the said rights and claims of any Holder against the Issuer is discharged by set-off, such Holder will immediately pay an amount equal to the amount of such discharge to the liquidator or trustee or receiver in bankruptcy of the Issuer and until such time as payment is made will hold a sum equal to such amount in trust for the liquidator or trustee or receiver in bankruptcy of the Issuer. Accordingly, such discharge will be deemed not to have taken place.

The provisions of Section 1006 of the Indenture and the provisions of the two [if this Security is an Undated Security, substitute: three] immediately preceding paragraphs relating to the subordination of the Securities shall be governed by, and shall be construed in accordance with, the laws of England.

The Indenture contains provisions for defeasance of the entire indebtedness of this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal amount of the Securities as described in the next paragraph hereof) of the Securities of this series shall, without any act of the Trustee or the Holder hereof, become immediately due and payable without presentment, demand, protest or other notice of any kind as provided in the Indenture.

If this Security is designated on the face hereof as an Original Issue Discount Security (an “Original Issue Discount Security”), then, notwithstanding anything to the contrary contained in this Security, upon the redemption or acceleration of Maturity of this Security there shall be payable, in lieu of the principal amount due at the Stated Maturity hereof, an amount equal to the Amortized Face Amount of this Security. The “Amortized Face Amount” of an Original Issue Discount Security shall be the amount equal to the sum of (a) the issue price of this Security (as defined below), plus (b) that portion of the difference between the issue price and the principal amount of this Security that has been amortized at the Stated Yield (as defined below) of such Security (computed in accordance with Section 1272(a)(4) of the U.S. Internal Revenue Code and U.S. Treasury Regulations Section 1.1272-1(b), in each case as in effect on the Original Issue Date of such Security) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the principal amount of this Security due at the Stated Maturity hereof. As used in the previous sentence “issue price” means the principal amount due at the Stated Maturity hereof less the Total Amount of OID of this Security specified on the face hereof; the “Stated Yield” of this Security means the Yield to Maturity specified on the face hereof for the period from the Original Issue Date hereof to the Stated Maturity hereof on the basis of its issue price and such principal amount payable at the Stated Maturity thereof.

If a Default with respect to Securities of this series shall occur and be continuing, the Issuer will, upon demand of the Trustee pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium (if any) and interest (if any). [If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee may petition for the winding up or sequestration of the Guarantor[s]*.]** Upon the occurrence of a Default with respect to Securities of this series, the Holder of this Security shall not at any time be entitled to exercise any right of set-off or counterclaim which may be available to any such Holder against amounts owing by the Issuer [or the Guarantor[s]*]** in respect of this Security. If, notwithstanding the provisions of the immediately preceding sentence, any of the rights and claims of the Holder of this Security is discharged by set-off, the Holder of this Security will immediately pay an amount equal to the amount of such discharge to the Issuer [or the Guarantor[s]*, as appropriate,]** and until such time as payment is made will hold a sum equal to such amount in trust for the Issuer [or the Guarantor[s]*, as appropriate]**. Accordingly, such discharge will be deemed not to have taken place.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

[The Guarantor[s]* or a Subsidiary of the Guarantor[s]* may assume the obligations of the Issuer hereunder under certain circumstances set forth in Section 803 of the Indenture. The Guarantor[s]* shall assume the obligations of the Issuer hereunder in certain events set forth in Section 803 of the Indenture.]**

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium and interest, if any, on and certain additional amounts in respect of this Security at the times, place and rates, and in the coin or currency, herein prescribed.

If this Security is denominated in a Specified Currency, unless the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election with respect to such payments as provided on the face hereof, the Holder of this Security shall receive payments of principal and any premium and interest in U.S. dollars at an exchange rate based on the highest bid quotation in The City of New York received by the Exchange Rate Agent (who, unless otherwise specified on the face hereof, shall be the Paying Agent who has been appointed as the Exchange Rate Agent by the Issuer) at approximately 11:00 A.M., New York City time, on the second Market Day with respect to this Security preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Issuer for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date of the aggregate amount of such Specified Currency payable to all Holders of Securities of this series denominated in such Specified Currency and scheduled to receive U.S. dollar payment on such payment date and at which the applicable dealer commits to execute a contract. All currency exchange costs incurred by the Issuer in converting a Specified Currency into U.S. dollars in order to make payments hereon will be borne by the Holder of this Security by deductions from such payments. If such bid quotations are not available, or if a Specified Currency Payment Election has been made with respect to such payments, payments will be made in the Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts); provided that if such Specified Currency (or, if applicable, such other coin or currency) is unavailable due to the imposition of exchange controls or other circumstances beyond the Issuer’s control, the Issuer will be entitled to make payments in U.S. dollars on the basis of the Market Exchange Rate for such Specified Currency (or, if applicable, such other coin or currency) on the second Market Day with respect to this Security prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated hereon.

If this Security is a Global Security as indicated on the face hereof, this Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act, (ii) the Issuer executes and delivers to the Trustee an Officer’s Certificate providing that this Security shall be so exchangeable or (iii) there shall have occurred and be continuing a Default or an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

If this Security is a Global Security as indicated on the face hereof, any Person having a beneficial interest in this Security may request the Depositary to instruct the Paying Agent to exchange all or part of such interest for a definitive Security upon receipt by the Paying Agent of a certification from such Person in the form of Annex A hereto, unless such Person is transferring such interest to an institution that is an “accredited investor”, as defined in Regulation D under the Securities Act, in which case, upon receipt by the Paying Agent of a certification from such transferee in the form of Annex B hereto. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Paying Agent, the aggregate principal amount of the Global Security to be reduced (such reduction to be reflected on the Schedule hereto) and, following such reduction, the Issuer will execute[, and the applicable Guarantor[s]* will endorse the Guarantee on]**, and the Authenticating Agent will authenticate and deliver to such Person or such transferee, as the case may be, a definitive Security.

If this Security is a Global Security as indicated on the face hereof, at such time as all interests in this Security have either been exchanged for definitive Securities, redeemed, repurchased or cancelled, this Security shall be cancelled by the Paying Agent. At any time prior to such cancellation, if any interest in this Security is exchanged for definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by this Security shall be reduced and the Paying Agent shall cause an endorsement to be made on the Schedule hereto to reflect such reduction.

[If this Security is a Global Security which is a Restricted Security, insert:] [Any Person having a beneficial interest in a Global Security which is a Restricted Security may request the Trustee to exchange all or part of such interest for another Global Security upon receipt by the Trustee of a certification from such Person in the form of Annex A to the Global Security to the effect that such transaction complies with the requirements of Regulation S promulgated under the Securities Act. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security being transferred to be reduced (such reduction to be reflected on the Schedule thereto) and, following such reduction, the aggregate principal amount of the Global Security being purchased to be increased (such increase to be reflected in the Schedule thereto). If following such increase the aggregate principal amount of the Global Security being purchased (as reflected in the Schedule thereto) exceeds the aggregate face amount thereof, the Issuer will execute[, the Guarantor[s]* will endorse the Guarantee on,]** and the Trustee will authenticate and deliver to the Depositary, a Global Security having an aggregate face amount equal to such aggregate principal amount.]

[If this Security is a definitive Security which is a Restricted Security, insert:] [This Security shall be exchangeable in whole or in part for a beneficial interest in a Global Security registered in the name of the Depositary with respect to such series or its nominee if the Holder delivers this Security to the Trustee and instructs the Trustee to exchange all or part of this Security for a beneficial interest in a Global Security; provided that this Restricted Security may not be exchanged for a beneficial interest in a Global Security except upon receipt by the Trustee of a certification by the Holder to the effect that (i) such Holder is, or believes such Holder’s transferee is, as the case may be, a “Qualified Institutional

Buyer”, as defined in Rule 144A promulgated under the Securities Act, or (ii) such transaction complies with the requirements of Regulation S promulgated under the Securities Act, in each case substantially in the form of Annex A hereto. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security to be increased (such increase to be reflected on the Schedule thereto). If necessary as a result of such an exchange, the Issuer will execute[, the Guarantor[s]* will endorse the Guarantee on,]** and the Trustee will authenticate and deliver to such Holder or such transferee, a definitive Security. If following such increase the aggregate principal amount of the Global Security (as reflected in the Schedule thereto) exceeds the aggregate face amount thereof, the Issuer will execute[, the Guarantor[s]* will endorse the Guarantee on,]** and the Trustee will authenticate and deliver to the Depositary, a Global Security having an aggregate face amount equal to such aggregate principal amount.]

The Paying Agent has been appointed registrar (the “Security Registrar”) for the Securities, and the Paying Agent will maintain at its office in The City of New York a register for the registration and transfer of the Securities (the “Security Register”). As provided in the Indenture and subject to certain limitations therein set forth, the transfer of (if this Security is a Global Security as indicated on the face hereof) a Security of the series of which this Security is a part or (if this Security is not a Global Security) this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the aforesaid office of the Paying Agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and with identical terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of (if this Security is a Global Security as indicated on the face hereof) the series of which this Security is a part or (if this Security is not a Global Security) this series are issuable only in registered form without coupons in denominations of US$1,000 (or, in the case of Securities denominated in a Specified Currency, the equivalent thereof in such Specified Currency at the Market Exchange Rate on the date the Issuer agrees to issue such Security, rounded down to the nearest 1,000 units of such Specified Currency) and in integral multiples of US$1,000 in excess thereof (or, in the case of Securities denominated in a Specified Currency, 1,000 units of such Specified Currency). As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series with identical terms of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee, the Paying Agent and any agent of the Issuer or the Trustee or the Paying Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee, the Paying Agent nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

SECTION 204. Form of Trustee’s Certificate of Authentication.

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By
Authorised Signatory

SECTION 205. Form of Guarantee.

[* INDICATES LANGUAGE TO BE DELETED IF THE ISSUER IS THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND]

[This Guarantee is to be endorsed on the Securities of each series other than Securities issued by HBOS.]

GUARANTEE

For value received, HBOS plc, a corporation incorporated in Scotland under the Companies Act 1985 (in its capacity as guarantor, herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed) [and THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, a bank constituted and existing under the laws of Scotland (in its capacity as guarantor, herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed, and together with HBOS plc as Guarantor, the “Guarantors”),]* hereby [jointly and severally and ]* unconditionally and irrevocably guarantee[s]* to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of and premium, if any, and interest, if any, on such Security and the due and punctual payment of the sinking fund payments, if any, referred to therein when and as the same shall become due and payable, whether at the Stated Maturity, by call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Issuer (as defined on the face of this Security) punctually to make any such payment of principal, premium, if any, or interest, if any, or any sinking fund payment, if any, the Guarantor[s]* hereby [jointly and severally]* agree[s] to make any such payment punctually when and as the same shall become due and payable, whether at the Stated Maturity, by call for redemption or otherwise, and as if such payment were made by the Issuer.

The Guarantor[s]* hereby further agree[s] that any amounts to be paid by the Guarantor[s]* under this Guarantee shall be paid without deduction or withholding for any and all present and future taxes, levies, imposts and other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the United Kingdom of Great Britain and Northern Ireland (the “United Kingdom”) or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or other governmental charges shall at any time be required by the United Kingdom or any such subdivision or authority, the Guarantor[s]* will pay such additional amount in respect of principal, premium, if any, and interest, if any, and sinking fund payments, if any, as may be necessary in order that the net amounts paid to the Holder or the Trustee, as the case may be, pursuant to this Guarantee after such deduction or withholding shall equal the respective amounts of principal and premium, if any, and interest, if any, and sinking fund payments, if any, as specified in such Security to which the Holder or the Trustee would be entitled if no such deduction or withholding had been made; provided that the foregoing shall not apply to any such tax, levy, impost or other governmental charge (i) which would not be payable or due but for the fact that the beneficial owner or Holder of such Security is a domiciliary, national or resident of, or engaging in business (whether through a branch, agency or otherwise) or maintaining a permanent establishment or being physically present in, the United Kingdom or such political subdivision or otherwise having some connection with the United Kingdom or such political subdivision other than the holding or ownership of such Security, or receiving income therefrom, or the enforcement of such Security or this Guarantee, (ii) which would not be payable or due but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United Kingdom or any political subdivision thereof of the Holder or beneficial owner of such Security, if compliance is possible pursuant to the provisions of any statute or regulation or by practice of the United Kingdom or such political subdivision as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, (iii) which would not be payable or due but for the fact that such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later, except to the extent that the Holder thereof would have been entitled to additional amounts on presenting the same for payment on or before the expiry of such period of 30 days, or (iv) which would not have been imposed if the beneficial owner of such Security had been the Holder of such Security or which, if the beneficial owner of such Security had been the Holder of such Security, would have been excluded pursuant to clauses (i) through (iii) inclusive above.

[Each]* [The] Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or such Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or the Guarantor[s]*, provided that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor[s]*, increase the principal amount of such Security, change the Stated Maturity of any Security, change the currency of payment with respect to any Security, or increase the rate of interest, if any, thereon or increase any premium payable upon redemption thereof or increase any sinking fund payment required under such Security. The Guarantor[s]* hereby waive[s] diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby [or with respect to any sinking fund payment required under such Security] and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Security and this Guarantee.

This obligation is not a deposit and is not insured by the United States Federal Deposit Insurance Corporation.

The Guarantor[s]* shall be subrogated to all rights of the Holder of such Security against the Issuer in respect of any amounts paid to such Holder by the Guarantor[s]* pursuant to the provisions of this Guarantee; provided that the Guarantor[s]* shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and premium if any, and interest, if any, on all Securities of the same series issued under such Indenture shall have been paid in full.

Subject to the rights of other creditors of the Guarantor[s]* set forth in this Guarantee and in such Indenture, no reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor[s]*, which is [joint and several and]* absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest, if any, on, and sinking fund payments, if any, with respect to, the Security upon which this Guarantee is endorsed.

Claims under the Guarantee are, to the extent and in the manner set forth in Section 1304 of such Indenture, subordinated to claims of other creditors of the Guarantor[s]*, and this Guarantee is issued subject to the provisions of that Section 1304, and the Holder of such Security by accepting the same, agrees to and shall be bound by such provisions. In addition, in the event of the sequestration, winding up or liquidation of a Guarantor, if any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Guarantor being subordinated to the payment under the Guarantee, shall be received by the Trustee or the Holders, before the claims of all Senior Creditors (as defined in the Indenture) of such Guarantor have been paid in full, such payment or distribution shall be held in trust by the Trustee or the Holders, as applicable, for the benefit of, and shall be immediately returned by it or them to, the liquidator or trustee of such Guarantor. Thereupon, such payment or distribution will be deemed not to have been made or received. If any of the said rights and claims of any Holder against such Guarantor is discharged by set-off, such Holder will immediately pay an amount equal to the amount of such discharge to the liquidator or trustee of such Guarantor and until such time as payment is made will hold a sum equal to such amount in trust for the liquidator or trustee of such Guarantor. Accordingly, such discharge will be deemed not to have taken place. The provisions of Section 1304 of the Indenture, and the terms of this paragraph, are governed by, and shall be construed in accordance with, the laws of England.

Except as set forth in the immediately preceding paragraph, this Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

IN WITNESS WHEREOF, the Guarantor[s]* [has/have] caused this Guarantee to be signed by the Chairman, the Executive Deputy Chairman, any Chief Executive or the Group Finance Director or any other officer of such Guarantor so authorized by a Board Resolution.

HBOS plc		[THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

By		By
	[Title]		[Title]]*

Dated the date on the face hereof.

Article Three

THE SECURITIES

SECTION 301. Amount Unlimited: Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. All Notes of one issuance need not be issued at the same time and, unless otherwise provided, an issuance may be reopened, without the consent of any holder, for issuances of additional Securities which will be consolidated and form one series with the Securities of previous issuance. There shall be established in or pursuant to Board Resolutions of the Issuer, and, subject to Section 303, set forth or determined in the manner provided, in Officer’s Certificates, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

(1)	the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(2)	any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

(3)	the date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable; provided that the principal of Securities of any series which constitute Tier 2 Securities may not be repaid in whole or in part except in accordance with the Financial Services Authority Practices; and, provided, further, SIF may not issue any series of Securities in respect of which there is no fixed Stated Maturity or fixed Redemption Date;

(4)	the rate or rates (or the formula pursuant to which such rate or rates shall be determined) at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

(5)	the place or places, if any, in addition to or in the place of the office of the Trustee in The City of New York, where the principal of and premium, if any, and interest, if any, on Securities of the series shall be payable and where such Securities may be registered or transferred;

(6)	if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer; provided that the Securities of any series which constitute Tier 2 Securities may not be redeemed in whole or in part except in accordance with the Financial Services Authority Practices;

(7)	the obligation, if any, of the Issuer to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation; provided that the Securities of any series which constitute Tier 2 Securities may not be redeemed in whole or in part, whether pursuant to a sinking fund or analogous provision, except in accordance with the Financial Services Authority Practices; and, provided, further, that the Securities of any series which constitute Tier 2 Securities may not be redeemed in whole or in part at the option of the Holder thereof at any time except in accordance with the Financial Services Authority Practices;

(8)	if other than denominations of $1,000 (or in the case of Securities not denominated in U.S. dollars, the equivalent thereof in such foreign currency or composite currency, rounded down to the nearest 1,000 units of such foreign currency or composite currency) and integral multiples of $1,000 (or in the case of Securities not denominated in U.S. dollars, 1,000 units of such foreign currency or composite currency) in excess thereof, the denominations in which Securities of the series shall be issuable;

(9)	if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon acceleration of the Maturity thereof pursuant to Section 502 and the rate at which the Securities of the series shall bear interest in the case of a default in payment of principal thereof;

(10)	if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currencies such as the European Currency Unit, in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable;

(11)	if the principal of and premium, if any, or interest, if any, on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

(12)	if the amount of payments of principal of and premium, if any, or interest, if any, on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

(13)	any Defaults or Events of Default with respect to such series of Securities, if not set forth herein;

(14)	if the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities, (i) whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series of like tenor and of authorized form and denomination and the circumstances under which any such changes may occur, if other than in the manner provided in Section 305 and (ii) the Depositary for such Global Security or Securities; and

(15)	any other terms of the series, including the covenants to be applicable to Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolutions referred to above and (subject to Section 303) set forth in the Officer’s Certificates referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at one time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

If any of the terms of the series, including the form of Security of such series, are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by an Executive Officer, Company Secretary, any other authorized officer or duly authorized attorney-in-fact of the Issuer, and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 303 for the authentication and delivery of such series of Securities.

SECTION 302. Denominations.

The Securities of each series shall be issuable in registered form without coupons, except as otherwise expressly provided in an indenture supplemental hereto, in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 (or in the case of Securities not denominated in U.S. dollars, the equivalent thereof in such foreign currency or composite currency, rounded down to the nearest 1,000 units of such foreign currency or composite currency) and integral multiples of $1,000 (or in the case of Securities not denominated in U.S. dollars, 1,000 units of such foreign currency or composite currency) in excess thereof.

SECTION 303. Execution. Authentication. Delivery and Dating.

The Securities shall be executed on behalf of the Issuer by any Executive Officer. The Securities of any series shall be executed by such additional officer, if any, as shall be specified pursuant to Section 301. The signature of any of these officers on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signature of any individual who was at any time the proper officer of the Issuer shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of authentication of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer having endorsed thereon Guarantees by the Guarantors to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601(a) (2)) shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms of such Securities have been established in conformity with the provisions of this Indenture, and that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties, protections or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Notwithstanding the provisions of Section 301 and of the second preceding paragraph of this Section, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 301 or the Issuer Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

To the extent authorized in a Board Resolution and set forth in an Officer’s Certificate or established in or pursuant to a Board Resolution and established in one or more supplemental indentures, such Issuer Order may be electronically transmitted and may provide instructions as to registration of holders, principal amounts, rates of interest, maturity dates and other matters contemplated by such Board Resolution and Officer’s Certificate or supplemental indenture.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a-statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304. Temporary Securities.

Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon delivery of an Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officer or officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuer shall execute, the Guarantors shall endorse the Guarantee on, and the Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Securities of the same series and of like tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305. Registration, Registration of Transfer and Exchange.

(a)       The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee or other office or agency of the Issuer in a Place of Payment a register (the register maintained in such office and in any other office or agency of the Issuer in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided. The Trustee shall provide copies of the Security from time to time, to any Paying Agent in accordance with Section 701.

Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Issuer shall execute, the Guarantors shall endorse the Guarantee on, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

At the option of the Holder, any Security or Securities of any series, other than a Global Security, may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, the Guarantors shall endorse the Guarantee on, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

To permit registrations of transfers and exchanges, the Issuer shall execute, the Guarantors shall endorse the Guarantee on, and the Trustee shall authenticate and deliver, definitive Securities at the Security Registrar’s request. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers) pursuant to Section 304, 906 or 1107 not involving any transfer.

(b)       Notwithstanding the foregoing, the transfer and exchange of an interest in a Global Security of any series shall be effected through a Depositary, in accordance with this Indenture and the restrictions on transfer set forth on such Global Security and the procedures of the Depositary therefor.

(c)       When definitive Securities are presented to the Security Registrar with a request to register the transfer of such definitive Securities or to exchange such definitive Securities for an equal principal amount of definitive Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided that the definitive Securities surrendered for transfer or exchange (i) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar, duly executed by the Holder thereof or his attorney, and (ii) in the case of definitive Restricted Securities only, shall be accompanied by either a certification from such Holder or such Holder’s transferee in substantially the form of Annex A or B to such Security, as applicable, or, if required pursuant to the restrictions on transfer set forth in the legend in Section 305 (d), an opinion of counsel satisfactory to the Issuer and the Guarantors, confirming the availability of an exemption from the registration requirements of the Securities Act.

(d)       Except as permitted by the following paragraph, each certificate evidencing part or all of the Restricted Securities of a series by a Global Security and the definitive Restricted Securities shall bear a legend in substantially the following form:

[* INDICATES LANGUAGE TO BE DELETED IF THE ISSUER IS THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND]

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY (1) ONLY IN MINIMUM PRINCIPAL AMOUNTS OF US$1,000 (OR THE EQUIVALENT THEREOF IN ANOTHER CURRENCY OR COMPOSITE CURRENCY) AND (2) PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR THE GUARANTOR[S]* OR ANY AFFILIATE OF THE ISSUER OR THE GUARANTOR[S]* WERE THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE ISSUER OR THE GUARANTOR[S]* OR TO AN AGENT THAT IS A PARTY TO THE AMENDED AND RESTATED PRIVATE PLACEMENT AGREEMENT DATED APRIL 30, 2003, AS AMENDED (AN “AGENT”), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE HAS BEEN GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR IS BEING MADE TO A PERSON OTHER THAN A U.S. PERSON AS DEFINED IN THE

SECURITIES ACT IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND A CERTIFICATE IN THE FORM OF ANNEX A ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEROR TO THE TRUSTEE, (D) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION AND A CERTIFICATE IN THE FORM OF ANNEX B ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE TRUSTEE, (E) THROUGH AN AGENT TO AN INSTITUTIONAL PURCHASER THAT IS AN ACCREDITED INVESTOR (AS SO DEFINED) AND A CERTIFICATE IN THE FORM OF ANNEX A ATTACHED TO THIS SECURITY IS DELIVERED BY SUCH AGENT TO THE TRUSTEE OR (F) PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AS CONFIRMED IN AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AND THE GUARANTOR[S]*.

Upon any sale or other transfer of a Restricted Security (including any Restricted Securities represented in whole or in part by a Global Security) after the two year period referred to in the legend above or satisfying the conditions set forth in clause (B), or with respect to any Restricted Security that may be sold pursuant to Rule 144(k) promulgated under the Securities Act, (i) in the case of any definitive Restricted Security, the Security Registrar shall permit the Holder thereof to exchange such Restricted Security for definitive Securities that do not bear the legend set forth above and rescind any restriction on the transfer of such Security and (ii) any such Restricted Securities in whole or in part represented by a Global Security shall not be subject to any restriction on transfer set forth above; provided that, with respect to any request for an exchange of a Restricted Security for a definitive Security which does not bear a legend, which request is made in reliance upon Rule 144(k), the Holder thereof shall certify in writing to the Security Registrar that such request is so being made in reliance on and pursuant to Rule 144(k) and the Security Registrar may conclusively rely on such certificate for purposes of effecting such exchange or transfer in accordance with this Section.

(e)       Notwithstanding any other provisions (other than the provisions set forth in Section 305(f) of this Section), a Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(f)       If at any time the Depositary for the Securities notifies the Issuer and the Guarantors that it is unwilling or unable to continue as Depositary for the Securities of such series, the Issuer or the Guarantors shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of a series is not appointed by the Issuer or the Guarantors within 90 days after the Issuer or the Guarantors receives such notice, the Issuer will execute and the Guarantors will endorse the Guarantee on, and the Trustee, upon receipt of an Officer’s Certificate for the authentication and delivery of definitive Securities, will authenticate and deliver Securities in definitive form, in an aggregate principal amount equal to the principal amount of the Securities represented by a Global Security, in exchange for such Global Security.

The Issuer or the Guarantors may at any time and in their respective sole discretion determine that the Securities represented by a Global Security shall no longer be represented by such Global Security. In such event the Issuer will execute, the Guarantors will endorse the Guarantee on, and the Trustee, upon receipt of an Officer’s Certificate for the authentication and delivery of definitive Securities, will authenticate and deliver, Securities in definitive form in an aggregate principal amount equal to the principal amount of the Global Security, in exchange for such Global Security.

If a definitive Security of a series is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on any Regular Record Date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such definitive Security, but will be payable on such Interest Payment Date only to the Person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

Definitive Securities issued in exchange for any portion of a Global Security pursuant to this Section 305 shall be registered in such names and in such authorized denominations as the Depositary,

pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such definitive Securities to the Persons in whose names such Securities are so registered.

(g)       Any Person having a beneficial interest in a Global Security may request the Trustee to exchange all or part of such interest for a definitive Security upon receipt by the Trustee of a certification from such Person in the form of Annex A to the Global Security, unless such Person is transferring such interest to an institution that is an “accredited investor”, as defined in Regulation D under the Securities Act, in which case, upon receipt by the Trustee of a certification from such transferee in the form of Annex B to the Global Security. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security to be reduced (such reduction to be reflected on the Schedule thereto) and, following such reduction, the Issuer will execute, the Guarantors will endorse the Guarantee on, and the Trustee will authenticate and deliver to such Person or such transferee, as the case may be, a definitive Security.

Any Person having a beneficial interest in a Global Security which is a Restricted Security may request the Trustee to exchange all or part of such interest for an interest in another Global Security upon receipt by the Trustee of a certification from such Person in the form of Annex A to the Global Security to the effect that such transaction complies with the requirements of Regulation S promulgated under the Securities Act. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security representing the interest being transferred to be reduced (such reduction to be reflected on the Schedule thereto) and, following such reduction, the aggregate principal amount of the Global Security representing the interest being purchased to be increased (such increase to be reflected in the Schedule thereto). If following such increase the aggregate principal amount of the Global Security representing the interest being purchased (as reflected in the Schedule thereto) exceeds the aggregate face amount thereof, the Issuer will execute, the Guarantors will endorse the Guarantee on, and the Trustee will authenticate and deliver to the Depositary, a Global Security having an aggregate face amount equal to such aggregate principal amount.

A definitive Restricted Security may not be exchanged for a beneficial interest in a Global Security except upon receipt by the Trustee of a certification by the Holder or transferor thereof to the effect that (i) such Holder is, or believes such Holder’s transferee is, as the case may be, a “Qualified Institutional Buyer”, as defined in Rule 144A promulgated under the Securities Act, or (ii) such transaction complies with the requirements of Regulation S promulgated under the Securities Act, in each case substantially in the form of Annex A to the Global Security. In the case of such exchanges, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Global Security to be increased (such increase to be reflected in the Schedule thereto). If necessary as a result of such an exchange, the Issuer will execute, the Guarantors will endorse the Guarantee on, and the Trustee will authenticate and deliver to such Holder or such transferee, a definitive Security. If following such increase the aggregate principal amount of the Global Security (as reflected in the Schedule thereto) exceeds the aggregate face amount thereof, the Issuer will execute, the Guarantors will endorse the Guarantee on, and the Trustee will authenticate and deliver to the Depositary, a Global Security having an aggregate face amount equal to such aggregate principal amount.

(h)       At such time as all interests in a Global Security have either been exchanged for definitive Securities, redeemed, repurchased or cancelled, such Global Security shall be cancelled by the Trustee. At any time prior to such cancellation, if any interest in a Global Security is exchanged for definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by such Global Security shall be reduced and the Trustee shall cause an endorsement to be made on the Schedule to such Global Security to reflect such reduction.

(i)       The Issuer shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306. Mutilated. Destroyed. Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Issuer shall execute, the Guarantors shall endorse the Guarantee on, and the Trustee shall authenticate and deliver in exchange therefor, a new security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute, the Guarantors shall endorse the Guarantee on, and upon the Issuer’s request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (1) or (2) below:

(1)	The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record

Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

(2)	The Issuer may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary. All such payments so made to any such Person, or upon such Person’s order, shall be valid, and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Issuer, the Trustee, and any agent of the Issuer or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as holder of any Security.

SECTION 309. Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer or the Guarantors may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Guarantors may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee may be destroyed by the Trustee and, if so destroyed, the Trustee shall furnish the Issuer with a certificate of destruction with respect thereto.

SECTION 310. Computation of Interest.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Article Four

SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.

This Indenture shall upon an Issuer Request cease to be of further effect with respect to the Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Securities of such series, when

(1)	either (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clause (B) (i) (ii), or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2)	the Issuer or the Guarantors have paid or caused to be paid all other sums payable hereunder by the Issuer in respect of such Securities; and

(3)	the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer and the Guarantors to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent), to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with or received by the Trustee.

Article Five

REMEDIES

SECTION 501. Events of Default.

“Event of Default”, wherever used herein with respect to Securities of a particular series, means (i) the making of an order by a court having jurisdiction in the premises or the passing of a shareholders’ resolution for the winding up (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) or sequestration of either of the Guarantors or (ii) any other Event of Default provided with respect to Securities of such series.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series shall, without any act by the Trustee or the Holders, become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived.

At any time after such an acceleration with respect to Securities of any series has occurred and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer, the Guarantors and the Trustee, may rescind and annul such acceleration and its consequences if

(1)	the Issuer or the Guarantors have paid or deposited with the Trustee a sum sufficient to pay

(A)	all overdue interest, if any, on all Securities of that series,

(B)	the principal of and premium, if any, on any Securities of that series which have become due otherwise than by such acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

(C)	to the extent that payment of such interest is lawful, interest upon any overdue interest at the rate or rates prescribed therefor in such Securities, and

(D)	all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(2)	all Defaults with respect to Securities of that series, other than the non-payment of the principal of and accrued interest on Securities of that series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and become due and payable pursuant to the provisions hereof, then, from and after such acceleration, unless such acceleration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

Upon such an acceleration, or receipt by the Trustee of any written notice of rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day of such acceleration or the day the Trustee receives such notice, as the case may be. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that unless such rescission and annulment shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such rescission and annulment shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of rescission or annulment which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 502.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

“Default” wherever used herein with respect to Securities of a particular series, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)	default in the payment of any interest upon any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days (For the purposes of this clause (1) in relation to Undated Securities (A) a payment shall be deemed to be due even if the Solvency Condition (as such term is defined in Section 1006 (c) (i)) is not satisfied, and (B) for the avoidance of doubt, the exercise by the Issuer of its right, pursuant to Section 1006(c) (iii), not to make any payment or payments of interest shall not constitute failure to make payment of interest.); or

(2)	default in the payment of any principal of (or premium, if any, on) or the Redemption Price of any Security of such series when it becomes due and payable; or

(3)	default in the making of any sinking fund payment, if any, when and as due by the terms of a Security of such series or beyond any period of grace provided with respect thereto.

The Issuer covenants that if (a) any Event of Default shall occur the Issuer will and (b) any Default shall occur, upon demand of the Trustee, the Issuer will, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue interest, at the rate or rates prescribed therefor in such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may petition for the winding up or sequestration of each relevant Guarantor.

Upon the occurrence of a Default with respect to Securities of a particular series, Holders of such Securities shall not at any time be entitled to exercise any right of set-off or counterclaim which may be available to any such Holder against amounts owing by the Issuer or each relevant Guarantor in respect of such Securities. If, notwithstanding the provisions of the preceding sentence, any of the rights and claims of any Holder of such Securities is discharged by set-off, such Holder will immediately pay an amount equal to the amount of such discharge to the Issuer or each relevant Guarantor, as the case may be, or, if applicable, the liquidator or trustee of such Issuer or each relevant Guarantor and until such time as payment is made will hold a sum equal to such amount in trust for such Issuer or each relevant Guarantor, as the case may be, or, if applicable, the liquidator or trustee of such Issuer or each relevant Guarantor. Accordingly, such discharge will be deemed not to have taken place.

If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law; provided that neither the Trustee nor the Holders shall have any power or right to accelerate the principal of the Securities except as provided in Section 502.

No recourse for the payment of the principal of (or premium, if any) or interest, if any, on any Security, or for any claim based thereon or on the Guarantee endorsed thereon or otherwise in respect thereof or of such Guarantee and no recourse under or upon any obligation, covenant or agreement of the Issuer or each relevant Guarantor in this Indenture, or in any Security, in the Guarantee endorsed thereon, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder (other than each relevant Guarantor under the terms of the Guarantees), officer or director, past, present or future, of the Issuer or of each relevant Guarantor or of any successor corporation of either, either directly or through the Issuer or each relevant Guarantor or any successor corporation of either, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that to the extent lawful all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture, the issue of the Securities of a series, and the endorsement of the Guarantees thereon.

SECTION 504. Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, winding up, sequestration or other judicial proceeding relative to the Issuer, either of the Guarantors or any other obligor upon the Securities or the property of the Issuer, either of the Guarantors or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of a series shall then be due and payable as therein expressed or by acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or the Guarantors for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(1)	to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(2)	to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

The provisions of this Section 504 are subject, in the case of the Issuer, to the provisions of Section 1006 and, in the case of the Guarantors, to the provisions of Section 1304.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of any such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of any such series in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

Any money collected by the Trustee pursuant to this Article in respect of the Securities of any series shall, subject to the provisions of Sections 1006 and 1304, be applied in the following order with respect to the Securities of such series, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 607;

SECOND: In case the principal (and premium, if any) of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon the overdue installments of interest at the rate prescribed therefor in such Securities, such payments to be made rateably to the Persons entitled thereto, without discrimination or preference;

THIRD: In case the principal (or premium, if any) of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and premium, if any, and interest, if any with interest upon the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon overdue installments of interest at the rate prescribed therefor in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and any premium and interest, without preference or priority of principal over interest, or of interest over principal or premium, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, rateably to the aggregate of such principal and any premium and accrued and unpaid interest; and

FOURTH: To the payment of the remainder, if any, to the Issuer, the Guarantors or any other Person lawfully entitled thereto.

SECTION 507. Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, liquidator or trustee in sequestration, or for any other remedy hereunder, unless

(1)	such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to the Securities of that series;

(2)	the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee hereunder;

(3)	such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4)	the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5)	no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium, if any, and Interest.

Subject to Sections 1006 and 1304, notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall to the extent permitted by law, be cumulative and in addition to every right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the assertion or employment of any other right or remedy under this Indenture.

SECTION 511. Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default or Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

The Holders of a majority in principal amount of the Outstanding Securities of each series affected (with each series voting as a separate class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(1)	such direction shall not be in conflict with any rule of law or with this Indenture,

(2)	the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

(3)	such direction shall not be unduly prejudicial to the rights of another Holder, and

(4)	such direction shall not involve the Trustee in personal liability.

Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that unless Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.

SECTION 513. Waiver of Past Defaults.

The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1)	in the payment of the principal of (or premium, if any), or interest, if any, on any Security of such series, or

(2)	in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided that unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. Waiver of Stay or Extension Laws.

Each of the Issuers and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Article Six

THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities.

(a)       Except during the continuance of an Event of Default or Default with respect to the Securities of any series,

(1)	the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2)	in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b)       In case an Event of Default or Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(c)       No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(1)	this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

(2)	the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3)	the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

(4)	no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it receives indemnity satisfactory to it against any loss, liability or expense.

(d)       Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series. For the purposes of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default or Default with respect to Securities of such series.

SECTION 603. Certain Rights of Trustee.

Subject to the provisions of Section 601:

(a)       the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)       any request or direction of the Issuer or the Guarantors mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order or as otherwise expressly provided herein and any resolution of the Board of Directors of the Issuer or the Guarantors may be sufficiently evidenced by a Board Resolution;

(c)       whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or an Opinion of Counsel;

(d)       the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)       the Trustee shall be under no obligation to expend or risk its own funds or to exercise, at the request or direction of any of the Holders, any of the rights or powers vested in it by this Indenture pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)       the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable request to examine the books, records and premises of the Issuer or the Guarantors or both, personally or by agent or attorney other than, in the case of the Guarantors, any such books and records containing information as to the affairs of the customers of the Guarantors or any of their subsidiaries; and

(g)       the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer and the Guarantors, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or of any offering memorandum, disclosure statement or any other offering material relating to any of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with any Issuer or the Guarantors with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

SECTION 607. Compensation and Reimbursement.

Each Issuer and Guarantor agrees

(1)	to pay to the Trustee from time to time such compensation as is agreed upon in writing, or, if no such agreement exists, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)	except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel, which compensation, expenses and disbursements shall be set forth in sufficient detail), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3)	to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608. Disqualification Conflict Of Interests.

(a)       If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, then, within 90 days after ascertaining that it has such conflicting interest, and if the Event of Default or Default (exclusive of any period of grace or requirement of notice) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, it shall either eliminate such conflicting interest, except as otherwise provided herein, or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article and the Issuer and the Guarantors shall promptly appoint a successor trustee in the manner provided in Section 610.

(b)       In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

(c)       For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if an Event of Default or Default (exclusive of any period of grace or requirement of notice) with respect to such Securities has occurred and is continuing and

(1)	the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Issuer are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer are outstanding, if

(i)	this Indenture and such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series and the provisions of such other indenture or indentures (or such series) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

(ii)	the Issuer shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

(2)	the Trustee or any of its directors or executive officers is an underwriter for the Issuer;

(3)	the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with or an underwriter for the Issuer;

(4)	the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Issuer, or of an underwriter (other than the Trustee itself) for the Issuer who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Issuer but may not be at the same time an executive officer of both the Trustee and the Issuer; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Issuer; and (iii) the Trustee may be designated by the Issuer or by any underwriter for the Issuer to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection, to act as trustee, whether under an indenture or otherwise;

(5)	10% or more of the voting securities of the Trustee is beneficially owned either by the Issuer or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Issuer or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

(6)	the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Issuer, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Issuer;

(7)	the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Issuer;

(8)	the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Issuer;

(9)	the Trustee owns, on the date of an Event of Default or Default (exclusive of any period of grace or requirement of notice) with respect to Securities issued under this Indenture or any anniversary of such Event of Default or Default while such Event of Default or Default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), or (8) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such Event of Default or Default and annually in each succeeding year that an Event of Default or Default exists with respect to Securities issued under this Indenture, the Trustee shall make a check of its holdings of such securities in any of the above- mentioned capacities as of such dates. If the Issuer fails to make payment in full of the principal of (or premium, if any) or interest, if any, on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection; or

(10)	except under the circumstances described in paragraphs (1), (3), (4), (5) or (6) or subsection (b) of Section 613 hereof, the Trustee shall be or shall become a creditor of the Issuer or a Guarantor.

For purposes of paragraph (1) of this subsection, and of Sections 512 and 513, the term “series of securities” or “series” means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided that “series of securities” or “series” shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection.

For the purposes of paragraphs (6), (7), (8) and (9) of this subsection only, (i) the terms “security” and “securities” shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be “in default” when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

(d)       For the purposes of this Section:

(1)	The term “underwriter”, when used with reference to the Issuer, means every person who, within one year prior to the time as of which the determination is made, has purchased from the Issuer with a view to, or has offered or sold for the Issuer in connection with, the distribution of any security of the Issuer outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors’ or sellers’ commission.

(2)	The term “director” means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

(3)	The term “person” means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term “trust” shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

(4)	The term “voting security” means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

(5)	The term “Issuer” means any obligor upon the relevant series of Securities, including the Guarantors.

(6)	The term “executive officer” means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

(e)       The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

(1)	A specified percentage of the voting securities of the Trustee, the Issuer or any other person referred to in this Section (each of whom is referred to as a “person” in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

(2)	A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

(3)	The term “amount”, when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

(4)	The term “outstanding” means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

(i)	securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

(ii)	securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

(iii)	securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

(iv)	securities held in escrow if placed in escrow by the issuer thereof; provided that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

(5)	A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

(f)       Except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Securities issued under the Indenture, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this Section if such Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that (i) the default under the Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee’s duty to resign will not be inconsistent with the interest of Holders. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

SECTION 609. Corporate Trustee Required: Eligibility.

There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. The Issuer may not, nor may any person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Trustee.

SECTION 610. Resignation and Removal: Appointment of Successor.

(a)       No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

(b)       The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer of each series of Securities and the Guarantors. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c)       The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer and the Guarantors.

(d)       If at any time:

(1)	the Trustee shall fail to comply with Section 608(a) after written request therefor by the Issuer or the Guarantors or by any Holder who has been a bona tide Holder of a Security for at least six months, or

(2)	the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by any Issuer or the Guarantors or by any such Holder, or

(3)	the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) any Issuer by a Board Resolution may remove the Trustee with respect to all Securities issued by it, or (ii) subject to Section 514, unless the Trustee’s duty to resign is stayed as provided in Section 608, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

(e)       If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer, the Guarantors and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona tide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f)       The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

(a)       In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to each Issuer, to the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer, the Guarantors or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b)       In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer of each such series, the Guarantors, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c)       Upon request of any such successor Trustee, the Issuer and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)       No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Issuer.

(a)       Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of any Issuer within three months prior to a default, as defined in subsection (C) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities of such Issuer and the holders of other indenture securities, as defined in subsection (C) of this Section:

(1)	an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months’ period and valid as against any such Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against any such Issuer upon the date of such default; and

(2)	all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months’ period, or an amount equal to the proceeds of any such property, if disposed of, subject to the rights, if any, of any such Issuer and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

(A)	to retain for its own account (i) payments made on account of any such claim by any Person (other than any such Issuer) who is liable thereon, and (ii) the proceeds of the bona tide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against any such Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

(B)	to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months’ period;

(C)	to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months’ period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (C) of this Section, would occur within three months; or

(D)	to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months’ period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against any such Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law or other applicable law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from any such Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against any such Issuer in winding up, sequestration, bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act, applicable State law or other applicable law but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term “dividends” shall include any distribution with respect to such claim, in winding up, sequestration, liquidation, bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act, applicable State law or other applicable law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such winding up, sequestration bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

Any Trustee which has resigned or been removed after the beginning of such three months’ period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months’ period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

(i)	the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months’ period; and

(ii)	such receipt of property or reduction of claim occurred within three months after such resignation or removal.

(b)       There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

(1)	the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

(2)	advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

(3)	disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

(4)	an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in subsection (c) of this Section;

(5)	the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; and

(6)	the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in subsection (c) of this Section.

(c)       For the purposes of this Section only:

(1)	the term “default” means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

(2)	the term “other indenture securities” means securities upon which any such Issuer is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

(3)	the term “cash transaction” means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

(4)	the term “self-liquidating paper” means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by any such Issuer for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with any such Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

(5)	the term “Issuer” means any obligor upon the Securities, including the Guarantors; and

(6)	the term “Federal Bankruptcy Act” means the Bankruptcy Code or Title 11 of the United States Code.

SECTION 614. Authenticating Agents.

From time to time the Trustee, in its sole discretion, may appoint one or more Authenticating Agents with respect to one or more series of Securities with power to act on the Trustee’s behalf and subject to its direction in the authentication and delivery of Securities of such series or in connection with transfers and exchanges under Sections 304, 305 and 306 as fully to all intents and purposes as though the authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture, the authentication and delivery of Securities by an authenticating Agent pursuant to this Section shall be deemed to be authentication and delivery of such Securities “by the Trustee”. Each such Authenticating Agent shall be acceptable to the Issuer and the Guarantors and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which any Authenticating Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation or to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

An Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee, the Issuer and the Guarantors. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer and the Guarantors. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor

Authenticating Agent which shall be acceptable to the Issuer and the Guarantors and shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as the names and addresses of such Holders appear on the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Issuer and the Guarantors each agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

The Trustee shall incur no liability for the appointment of any Authenticating Agent with respect to the Securities of one or more series or for any misconduct or negligence of such Authenticating Agent, including without limitation, its authentication of the Securities upon original issuance or pursuant to Section 306. In the event the Trustee does incur liability for any such misconduct or negligence of the Authenticating Agent, the Issuer and the Guarantors each agree to indemnify the Trustee for, and hold it harmless against, any such liability, including the costs and expenses of defending itself against any liability in connection with such misconduct or negligence of the Authenticating Agent.

If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee

By
As Authenticating Agent

By
By Authorized Signatory

Article Seven

HOLDERS’ LISTS AND REPORTS BY TRUSTEE, ISSUER AND GUARANTORS

SECTION 701. Issuer to Furnish Trustee Names and Addresses of Holders.

The Issuer will furnish or cause to be furnished to the Trustee with respect to the Securities of each series

(a)       semi-annually, not later than 5 days after each Regular Record Date, or, in the case of any series of Securities on which semi-annual interest is not payable, not more than 5 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or semi-annual date, as the case may be, and

(b)       at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided that so long as the Trustee is Security Registrar for any series of Securities, no such list shall be required to be furnished with respect to any such series. As soon as practicable after the Trustee has received such list of names and addresses of the Holders, the Trustee shall forward a copy of such list to the Paying Agent or Paying Agents appointed in respect of the Securities of such series.

SECTION 702. Preservation of Information: Communications to Holders.

(a)       The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

(b)       If three or more Holders (herein referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

(i)	afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

(ii)	inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702 (a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c)       Every Holder of Securities, by receiving and holding the same, agrees with the Issuer, the Guarantors and the Trustee that neither the Issuer, the Guarantors nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702 (b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702 (b).

SECTION 703. Reports by Trustee.

(a)       Within 60 days after May 30 of each year commencing with 1993, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 30 with respect to any of the following events which may have occurred in the previous twelve months (but if no such event has occurred within such period no report need be transmitted):

(1)	any change to its eligibility under Section 609 and its qualifications under Section 608;

(2)	the creation of or any material change to a relationship specified in paragraphs (1) through (10) of subsection (c) of Section 608;

(3)	the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

(4)	any change to the amount, interest rate and maturity date of all other indebtedness owing by the Issuer or the Guarantors (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b) (2), (3), (4) or (6)

(5)	any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

(6)	any additional issue of Securities which the Trustee has not previously reported; and

(7)	any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

(b)       The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

(c)       A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed and with the Issuer and the Guarantors. The Issuer will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. Reports by the Issuer and the Guarantors.

This Section shall not be operative as a part of this Indenture until this Indenture is qualified under the Trust Indenture Act, and until such qualification this Indenture shall be construed as if this Section were not contained herein.

The Issuer and the Guarantors shall:

(1)	file with the Trustee, within 15 days after the Issuer or the Guarantors are required to file the same with the Commission, four copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer or the Guarantors may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(2)	file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer and/or the Guarantors with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(3)	transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer or the Guarantors, as the case may be, pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Article Eight

CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE

SECTION 801. Issuer or Guarantors May Consolidate, Etc. Only on Certain Terms.

The Issuer and either Guarantor may, without the consent of any Holder, consolidate with or merge or amalgamate into any other corporation or transfer their respective assets substantially as an entirety to any corporation organized, in the case of any Issuer, under the laws of its country of incorporation and, in the case of either of the Guarantors, under the laws of the United Kingdom, or, in either case, any political subdivision thereof, provided that:

(1)	the corporation formed by such consolidation or into which such Issuer or such Guarantor is merged or amalgamated or the corporation which acquires by transfer the assets of such Issuer or such Guarantor substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, and all other amounts payable on and any sinking fund payments in respect of, in the case of an Issuer, all, the Securities issued by such Issuer, or, in the case of the Guarantors, all the Securities such Guarantor has guaranteed, pursuant to the terms of the Indenture and the due and punctual performance and observance of all covenants and conditions of this Indenture on the part of such Issuer or such Guarantor, as the case may be, to be performed or observed;

(2)	immediately after giving effect to such transaction, no Event of Default or Default, and no event which, after notice or lapse of time or both, would become an Event of Default or Default, shall have happened and be continuing; and

(3)	such Issuer or such Guarantor, as the case may be, has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, amalgamation or transfer and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. Successor Corporation to be Substituted.

Upon any consolidation by any Issuer or either of the Guarantors with or merger or amalgamation by any Issuer or either of the Guarantors into any other corporation or any transfer of the assets of any Issuer or either of the Guarantors substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which such Issuer or such Guarantor is merged or amalgamated or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer or such Guarantor, as the case may be, under this Indenture with the same effect as if such successor corporation had been named as an Issuer or a Guarantor, as the case may be, herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 803. Assumption by Guarantors or Subsidiary of Issuer’s Obligations.

Either of the Guarantors or a Subsidiary may assume the obligations of any Issuer (other than HBOS), (or any corporation which shall have previously assumed the obligations of any such Issuer) for the due and punctual payment of the principal of (and premium, if any) and interest, if any, and all other amounts payable on, and any sinking fund payments in respect of, all or any series of Securities issued by such Issuer pursuant to the terms of the Indenture and the due and punctual performance and observance of all covenants of this Indenture on the part of such Issuer to be performed or observed, provided that:

(1)	such Guarantor or such Subsidiary, as the case may be, shall expressly assume such obligations by an indenture supplemental hereto, in form satisfactory to the Trustee, executed and delivered to the Trustee and

(A)	if such Subsidiary assumes such obligations, such Guarantor shall, by such supplemental indenture, confirm that its Guarantee shall apply to such Subsidiary’s obligations under the Securities and this Indenture, as modified by such supplemental indenture;

(B)	if a Guarantor assumes such obligations, those obligations of such Guarantor shall be subordinated to the same extent as its obligations under the Guarantees are subordinated hereunder; and

(C)	if a Subsidiary, having as its principal business the business of banking, assumes such obligations, those obligations may be subordinated (so far as legally permissible) in a winding up of that Subsidiary to the claims of the depositors and other creditors of such Subsidiary (other than subordinated creditors);

(2)	at the time of any such assumption by a Subsidiary incorporated under the laws of a jurisdiction other than the United Kingdom or the country of incorporation of the relevant Issuer or, in each case, any political subdivision thereof, no taxes, levies, imposts or other governmental charges whatsoever are applicable under the laws of such jurisdiction to any payment by such Subsidiary to a U.S. Person (as defined in Regulation S under the Securities Act);

(3)	such Guarantor or such Subsidiary, as the case may be, shall agree in such supplemental indenture that any amount to be paid by such Guarantor or such Subsidiary to Holders of the Securities shall be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the United Kingdom or by the country of incorporation of such Subsidiary or, in each case, any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or other governmental charges shall at any time be required by the United Kingdom or such country as aforesaid, or any of their respective political subdivisions or taxing authorities, the Guarantor or such Subsidiary, as the case may be, will pay any such additional amount in respect of principal (and premium, if any), interest and sinking fund payments, if any, as may be necessary in order that the net amounts paid to the Holders of the Securities or the Trustee, as the case may be, pursuant to the Securities or the Indenture after such deduction or withholding, shall equal the respective amounts of principal (and premium, if any), interest and sinking fund payments, if any, as specified in the Securities or the Indenture to which such Holders or the Trustee would be entitled if no such deduction or withholding had been made; provided that the foregoing shall not apply to any such tax, levy, impost or other governmental charge which would not be payable or due but for the fact that (i) the beneficial owner or Holder thereof is a domiciliary, national or resident of, or engaging in business (whether through a branch, agency or otherwise) or maintaining a permanent establishment or being physically present in, the United Kingdom or such other country, as the case may be, or a political subdivision thereof or otherwise having such connection with the United Kingdom or such other country, as the case may be, or a political subdivision thereof other than the holding or ownership of such Security, or receiving income therefrom, or the enforcement of such Security or the Guarantee, (ii) which would not be payable or due but for failure to comply with any certification, identification or reporting requirements concerning the nationality, residence, identity or connection with the United Kingdom or such other country or any political subdivision thereof of the Holder or beneficial owner of such Security, if compliance is possible pursuant to the provisions of any statute or regulation or by practice of the United Kingdom or such other country or any political subdivision thereof as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, (iii) which would not be payable or due but for the fact that such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later except to the extent that the Holder thereof would have been entitled to additional amounts on presenting the same for payment on or before the expiry of such period of 30 days, or (iv) which would not have been imposed if the beneficial owner of such Security had been the Holder of such Security or which, if the beneficial owner of such Security had been the Holder of such Security, would have been excluded pursuant to clauses (i) through (iii) inclusive above;

(4)	immediately after giving effect to such transaction, no Event of Default or Default, and no event which, after notice or lapse of time or both, would become an Event of Default or Default, shall have occurred and be continuing; and

(5)	such Guarantor, or such Subsidiary, as the case may be, shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such assumption and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Either of the Guarantors shall assume the obligations of any Issuer (other than HBOS) (or any corporation which shall have previously assumed the obligations of such Issuer) for the due and punctual payment of the principal of (and premium, if any) and interest, if any, and all other amounts payable on, (and any sinking fund payments, if any, in respect of,) the Securities issued by any such Issuer pursuant to the terms of the Indenture and the due and punctual performance and observance of all covenants of this Indenture on the part of any such Issuer to be performed or observed in the event that:

(A)	the entry of a decree or order by a court having jurisdiction in the premises adjudging such Issuer bankrupt or insolvent or (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Issuer under any applicable law of the country of incorporation of such Issuer or any political subdivision thereof or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Issuer or of any substantial part of its property, or (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

(B)	the institution by such Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) the filing of a petition or answer or consent seeking reorganization or relief under any applicable bankruptcy, insolvency or similar law of the country of incorporation of such Issuer or any political subdivision thereof or the consent by it to the filing of such petitioner to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency) the taking of corporate action by such Issuer in furtherance of any such action and such Guarantor shall comply with paragraphs (1) (b), (2) and (4) of this Section 803.

Such Guarantor shall not, by virtue of such assumption, be obligated to pay any principal, premium, if any, or interest or any other additional amounts due in respect of Securities sooner than the same would have been payable by such Issuer pursuant to this Indenture, except if an Event of Default has occurred.

Upon any such assumption, such Guarantor or such Subsidiary shall succeed to, and be substituted for and may exercise every right and power of, such Issuer under this Indenture with the same effect, as if such Guarantor or such Subsidiary had been named as an Issuer herein, and the Person named as such “Issuer” shall be released from its liability as obligor upon the Securities.

SECTION 804. Addition of Designated Subsidiaries as Issuer.

From time to time, HBOS may designate, pursuant to and in accordance with the provisions of this Section, any Subsidiary as a Designated Subsidiary and thereupon such Subsidiary shall, for all purposes, become an Issuer of Securities under this Indenture and shall be bound by the provisions of this Indenture as if it were expressly named as an Issuer herein and shall have all of the rights, obligations and duties of an Issuer in respect of the Securities issued by it hereunder. HBOS may designate a Subsidiary as a Designated Subsidiary and, without the consent of the Holders of any Securities, such Designated Subsidiary shall become an Issuer under this Indenture, provided that:

(1)	the Designated Subsidiary executes and delivers a supplemental indenture, in form satisfactory to the Trustee, pursuant to which such Designated Subsidiary agrees to be bound as an Issuer under this Indenture in respect of Securities to be issued by it hereunder from time to time; and

(2)	each Guarantor confirms in writing its Guarantee shall apply to such Designated Subsidiary’s obligations under the Securities and this Indenture, as modified by such supplemental indenture.

Article Nine

SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the relevant Issuer, the Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)	to evidence the succession of another corporation to any Issuer or either of the Guarantors and the assumption by any such successor of the covenants of any such Issuer or either of the Guarantors herein and in the Securities or Guarantees;

(2)	to add a Designated Subsidiary as an Issuer of Securities under this Indenture in accordance with the provisions of Section 804;

(3)	to add to the covenants of any such Issuer or either of the Guarantors for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or either of the Guarantors;

(4)	to add any additional Events of Default or Defaults;

(5)	to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in uncertificated form or global form, or to permit or facilitate the issuance of extendible Securities;

(6)	to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only as to the Securities of any series created by such supplemental indenture and Securities of any series subsequently created to which such change or elimination is made applicable by the subsequent supplemental indenture creating such series;

(7)	to secure the Securities;

(8)	to establish the form or terms of Securities of any series as permitted by Sections 201 and 301;

(9)	to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b);

(10)	to provide for any rights of the Holders of Securities of any series to require the repurchase of Securities of such series by the Issuer; provided that the Securities of any series which constitute Tier 2 Securities may not be repurchased in whole or in part by the Issuer except in accordance with the Financial Services Authority Practices;

(11)	to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

(12)	to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to Holders, which does not involve a change described in clause (1), (2) or (3) of Section 902 hereof and which, in the judgment of the Trustee, is not to the prejudice of the Trustee.

SECTION 902. Supplemental Indentures with Consent of Holders.

(1)	change the Stated Maturity of the principal of, or any installment of principal of or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon the acceleration of the Maturity thereof pursuant to Section 502, or reduce any sinking fund payment, including in each case additional amounts or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), modify the provisions of the Indenture with respect to the subordination of the obligations of the Issuer or the Guarantees in a manner adverse to the Holders, or

(2)	reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3)	modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

(4)	change in any manner adverse to the interests of the Holders of any Securities the terms and conditions of the obligations of the Guarantors in respect of the due and punctual payment of the principal thereof (and premium, if any) and interest, if any, thereon or any sinking fund payments, if any, provided for in respect thereof (including in each case additional amounts payable under the Guarantees).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903. Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with the Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906. Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer and the Guarantors shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Issuer and the Guarantors, to any such supplemental indenture may be prepared and executed by the Issuer, the Guarantees endorsed thereon may be executed by the Guarantors and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Article Ten

COVENANTS

SECTION 1001. Payment of principal, Premium, if any, Interest and Additional Amounts.

The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the Holders of Securities entitled thereto as they shall appear on the registry books of the Issuer.

The Issuer hereby further agrees that any amounts to be paid by the Issuer with respect to each Security shall be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the country of incorporation of the Issuer or, if different, the country of tax residence of the Issuer or any political subdivision or taxing authority thereof or therein (the “Issuer Taxing Jurisdiction”) or if deduction or withholding of any such taxes, levies, imposts or other governmental charges shall at any time be required by the Issuer Taxing Jurisdiction, the Issuer will pay such additional amount in respect of principal, premium, if any, interest, if any, and sinking fund payments, if any, as may be necessary in order that the net amounts paid to the Holder of such Security or to the Trustee or any Paying Agent, as the case may be, under this Indenture, after such deduction or withholding, shall equal the respective amounts of principal, premium, if any, interest, if any, and sinking fund payments, if any, as specified in the Security to which such Holder or the Trustee would be entitled if no such deduction or withholding had been made; provided that the foregoing shall not apply to any such taxes, levies, imposts or other governmental charges (i) which would not be payable or due but for the fact that the beneficial owner or Holder of such Security is a domiciliary, national or resident of, or engaging in business (whether through a branch, agency or otherwise) or maintaining a permanent establishment or being physically present in, the Issuer Taxing Jurisdiction or otherwise having some connection with the Issuer Taxing Jurisdiction other than the holding or ownership of such Security, or receiving income therefrom, or the enforcement of such Security, (ii) which would not be payable or due but for the fact that, where presentation is required, such Security was presented more than thirty days after the date such payment became due or was provided for, whichever is later, except to the extent that the Holder thereof would have been entitled to additional amounts on presenting the same for payment on or before the expiry of 30 days, or (iii) which would not be payable or due but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Issuer Taxing Jurisdiction of the Holder or beneficial owner of such Security, if compliance is possible pursuant to the provisions of any statute or regulation or by any practice of the Issuer Taxing Jurisdiction as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, or (iv) which would not have been imposed if the beneficial owner of the Security had been the Holder of such Security or which, if the beneficial owner of such Security had been the Holder of such Security, would have been excluded pursuant to clauses (i) through (iii) inclusive above.

SECTION 1002. Maintenance of Office or Agency.

The Issuer will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. An Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time any Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the

Corporate Trust Office of the Trustee, and, in such event, the Trustee shall act as such Issuer’s agent to receive all such presentations, surrenders, notices and demands.

The Issuer may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve any Issuer of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. An Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Securities Payments to Be Held in Trust.

If the Issuer or either Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, on, in case the payment referred to below is made in same day funds, or, in all other cases, prior to, each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its failure so to act.

The Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1)	hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2)	give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

(3)	at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

Any Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer or either of the Guarantors, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer or such Guarantor, as the case may be, on Issuer Request, or (if then held by the Issuer or either of the Guarantors) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer and such Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer or such Guarantor as trustee thereof, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City, County and State of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer or such Guarantor, as the case may be.

SECTION 1004. Corporate Existence.

Subject to Article Eight, each Issuer and each of the Guarantors will do or cause to be done all things necessary to preserve and keep in full force and effect its respective corporate existence.

SECTION 1005. Statements as to Compliance.

Each Issuer and each of the Guarantors will deliver to the Trustee, within 45 days after May 30 of each year commencing 2004, an Officer’s Certificate (which need not comply with the second paragraph of Section 102), stating as to the signers thereof that

(1)	a review of the activities of such Issuer or such Guarantor, as the case may be, during such year and of its performance under this Indenture has been made under their supervision, and

(2)	to the best of their knowledge based on such review, the Issuer or such Guarantor, as the case may be, has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation which is continuing, specifying each such default known to them and the nature and status thereof.

SECTION 1006. Subordination.

(a)       Subordination of Securities other than Undated Securities and Securities issued by BOS.

(i)	The rights and claims of the Trustee and the Holders of Securities (other than Undated Securities and Securities issued by BOS) against the Issuer under the Indenture and under any such Security are subordinated to the extent set forth in this Section 1006 (a), in the event of the bankruptcy, winding up or liquidation of the Issuer, to the claims of Senior Creditors of the Issuer, so that amounts due and payable under the Indenture and under any such Security shall be due and payable by the Issuer in such bankruptcy, winding up or liquidation only if and to the extent that the Issuer could make payment thereof rateably with the claims of other Subordinated Creditors of the Issuer and still be solvent immediately thereafter. For the purposes of this Section 1006 (a), the Issuer shall be considered to be solvent if it is able to pay its debts to Senior Creditors of the Issuer in full.

(ii)	A report in writing as to the solvency of the Issuer by its receiver in bankruptcy, or liquidator in winding up or liquidation shall, unless the contrary is proved, be treated and accepted by the Issuer, the Guarantors, the Trustee and the Holders of such Securities as correct and sufficient evidence thereof.

For the purposes of this Section 1006(a):

(1)	The term “Senior Creditors” means all of the creditors of the Issuer who are unsubordinated creditors of the Issuer.

(2)	The term “Subordinated Creditors” means creditors of the Issuer (including, without limitation, Holders of Securities) whose claims against the Issuer are subordinated in the event of the bankruptcy, winding up or liquidation of the Issuer in any manner to the claims of any unsecured and unsubordinated creditors of the Issuer but excluding those subordinated creditors of the Issuer (if any) whose claims rank or are expressed to rank junior to (i) the claims of the Trustee and the Holders of Securities and/or (ii) the claims of any other creditors of the Issuer whose claims rank or are expressed to rank pari passu with the claims of the Trustee and the Holders of Securities.

(b)       Subordination of Securities (other than Undated Securities) issued by BOS.

(i)	The rights and claims of the Trustee and the Holders of Securities (other than Undated Securities) issued by BOS against BOS under the Indenture and under any such Security are subordinated to the extent set forth in this Section 1006 (b), in the event of the winding up or sequestration of BOS, to the claims of Senior Creditors of BOS so that amounts due and payable under the Indenture and under any such Security shall be due and payable by BOS in such winding up or sequestration only if and to the extent that BOS could make payment thereof rateably with the claims of other Subordinated Creditors of BOS and still be solvent immediately thereafter. For this purpose, BOS shall be considered to be solvent if it is able to pay its debts to its Senior Creditors in full.

(ii)	A report in writing as to the solvency of BOS by its liquidator or trustee shall, unless the contrary is proved, be treated and accepted by BOS, HBOS, as Guarantor, the Trustee and the Holders of such Securities as correct and sufficient evidence thereof.

For the purposes of this Section 1006 (b):

(1)	The term “Senior Creditors” means creditors of BOS whose claims are lodged or admitted to proof in the winding up or sequestration of BOS and who are unsubordinated creditors of BOS.

(2)	The term “Subordinated Creditors” means creditors of BOS (including, without limitation, Holders of Securities issued by BOS) whose claims against BOS are subordinated in the event of the winding up or sequestration of BOS in any manner to the claims of any unsecured and unsubordinated creditors of BOS, but excluding those subordinated creditors of BOS (if any) whose claims rank or are expressed to rank junior to (i) the claims of the Trustee and the Holders of Securities of BOS and/or (ii) the claims of any other creditors of BOS whose claims rank or are expressed to rank pari passu with the claims of the Trustee and the Holders of Securities of BOS.

(c)       Subordination of Undated Securities.

(i)	The rights and claims of the Trustee and the Holders of Undated Securities, against the Issuer under the Indenture and under any such Security are subordinated to the extent set forth in this Section 1006(c), to the claims of Senior Creditors of the Issuer in that the payments of principal, Redemption Price, interest or other amounts payable in respect of any such Security will be conditional (such condition is referred to as the “Solvency Condition”) upon the Issuer and, in relation to Securities which are guaranteed, the Guarantor being solvent at the time of payment by the Issuer and in that no principal, Redemption Price, interest or other amounts shall be payable in respect of any such Security except to the extent that the Issuer and, in relation to Securities which are guaranteed (assuming that a payment was then due by the Guarantor), the Guarantor could make such payment and still be solvent (whether or not it is bankrupt, being sequestrated or liquidated or is in winding up) immediately thereafter. In such circumstances, no principal, Redemption Price, interest or other amounts payable in respect of such Undated Securities which would otherwise fall due for payment shall fall so due (subject always to the provisions of the parenthetical clause in Section 503(1)), and, instead, such payment shall become due for payment only if and when and to the extent that both the Issuer of such Undated Securities and, in relation to Undated Securities which are guaranteed, the Guarantor (assuming that a payment was then due by the Guarantor) could make such payment in whole or in part and still be solvent (whether or not it is bankrupt or being liquidated or sequestrated or in winding up) immediately thereafter. Interest will continue to accrue on any such Undated Securities payment of which is suspended pursuant to the provisions of the immediately preceding sentence in accordance with the provisions of such Undated Securities and this Indenture. For the purposes of this Section 1006(c), the Issuer and the Guarantors, as the case may be, shall be considered to be solvent if (A) it is able to pay its debts to Senior Creditors (as defined below) as they fall due and (B) its Assets (as defined below) exceed its Liabilities (as defined below) to Senior Creditors. Amounts representing interest in respect of which the Solvency Condition is not satisfied on the due date for the payment thereof shall, so long as the same remains unpaid, constitute “Arrears of Interest” (otherwise than for the purposes of Section 1006(c) (iii) below). Arrears of Interest in respect of Undated Securities shall not bear interest. In addition, Undated Securities issued by HBOS shall rank pari passu with its €415,000,000 Fixed to Floating Rate Subordinated Extendable Maturity Notes 2048, ₤245,000,000 7.881 per cent. Subordinated Extendable Maturity Notes 2048, £300,000,000 7.50 per cent. Undated Subordinated Step-up Notes, €300,000,000 Floating Rate Undated Subordinated Step-up Notes, ¥42,500,000,000 3.50 per cent. Undated Subordinated Step-up Notes, £600,000,000 Undated Subordinated Notes, €500,000,000 Fixed to Floating Rate Undated Subordinated Notes, £500,000,000 5.75 per cent. Undated Subordinated Step-up Notes, $1,000,000,000 6.85 per cent. Undated Subordinated Notes and ₤600,000,000 5.75 per cent. Undated Subordinated Step-up Notes, and Undated Securities issued by BOS shall rank pari passu with its $250,000,000 Undated Floating Rate Primary Capital Notes, its £200,000,000 Perpetual Subordinated Notes, its £100,000,000 Instruments, its ¥17,000,000,000 Instruments, its £150,000,000 Instruments and its £150,000,000 Instruments.

(ii)	A report in writing as to the solvency of the Issuer or a Guarantor by two Executive Officers of the Issuer or, as the case may be, such Guarantor or the independent public accountants or auditors of the Issuer, or as the case may be, such Guarantor or if the Issuer, or, as the case may be, such Guarantor is bankrupt or has been sequestrated or is being liquidated or wound up, its receiver in bankruptcy, its trustee or, as the case may be, its liquidator shall, unless the contrary is proved, be treated and accepted by the Issuer, such Guarantor, the Trustee and the Holders of such Securities as correct and sufficient evidence thereof.

(iii)	Without prejudice to the provisions of Section 1006 (c)(i), the Issuer shall not be obliged to make payment of the interest accrued in respect of any period on the due date for the payment thereof (for the purposes of this Section 1006 (c)(iii) and Section 1006 (c)(iv) , “Accrual Period” and “Payment Date” respectively) if during the period of twelve months ending on such Payment Date no dividend or other Distribution (as defined below) shall have been declared, paid or made on any class of stock or share capital of, where the Issuer is HBOS, HBOS or, where the Issuer is BOS, BOS; and all interest not so paid shall, so long as the same remains unpaid, constitute “Arrears of Interest”. The Issuer may, subject to the provisions of the immediately succeeding sentence, at its option (upon the expiry of not less than seven days’ notice to the Holders of Undated Securities given in accordance with the relevant provisions of such Undated Securities) at any time pay all or part of the Arrears of Interest (being, if part only, the whole of the interest accrued on all of such Undated Securities during any one or more Accrual Periods) but so that, in the case of any such partial payment, the interest accrued during any Accrual Period shall not be paid prior to that accrued during any earlier Accrual Period. If an Issuer shall have outstanding more than one series of Undated Securities, then the Issuer may not pay all or part of the Arrears of Interest in respect of any such series unless it pays all or (as near as practicable) an equivalent proportion of the Arrears of Interest in respect of each other series of its Undated Securities then outstanding. All Arrears of Interest shall (subject to satisfaction of the Solvency Condition and subject to Section 1006(c)(iv)) become due in full on the date on which any dividend or other Distribution is next declared, paid or made on any class of stock or share capital of, where the Issuer is HBOS, HBOS or, where the Issuer is BOS, BOS or, if earlier, the date set for any redemption permitted under Section 1108, any early redemption exercised at the option of the Issuer (other than a partial redemption) in accordance with the terms of any Undated Security, or where the Issuer is BOS the commencement of the sequestration or winding up of BOS or, where the Issuer is HBOS, the commencement of the liquidation or winding up of HBOS. If notice is given by the Issuer of its intention to pay the whole or part of Arrears of Interest, the Issuer shall be obliged (subject to satisfaction of the Solvency Condition and subject to Section 1006(c)(iv)) to do so upon the expiry of such notice. Arrears of Interest in respect of Undated Securities shall not bear interest.

(iv)	If, at any time where the Issuer is BOS, an order is made for the sequestration or winding up of BOS or an effective resolution is passed for the winding up of BOS or, where the Issuer is HBOS, an order is made for the liquidation or winding up of HBOS or an effective resolution is passed for the winding up of HBOS, the Undated Securities shall become due and payable in accordance with the provisions of this Section 1006(c)(iv) and the Issuer shall, in lieu of any other payment on Undated Securities representing principal, Redemption Price, accrued interest, Arrears of Interest and/or interest due but unpaid, but subject to satisfaction of the Solvency Condition, be obliged to pay, in respect of such Securities, such amounts as would have been payable if the Holders of such Securities had, on the day preceding the commencement of such sequestration, liquidation or winding up, become holders of preference stock or shares in the capital of HBOS or BOS, as the case may be, forming or being part of a class having a preferential right in the sequestration, liquidation or winding up over the holders of all other classes of stock and shares in the capital of HBOS or BOS, as the case may be, and entitled to receive in such sequestration, liquidation or winding up an amount equal to the Redemption Price and interest (if any) accrued since the Payment Date immediately preceding or coinciding with the commencement of such sequestration, liquidation or winding up to the date of such repayment and all Arrears of Interest and/or, as the case may be, all such interest due but unpaid.

For purposes of this Section 1006 (c)

(1)	The term “Assets” means the non-consolidated gross assets of the Issuer or, as the case may be, the applicable Guarantor.

(2)	The term “Distribution” means (a) any dividend paid by the Issuer or the applicable Guarantor, including a capital dividend, (b) any other distribution out of assets of the Issuer or the Guarantor (whether in cash or otherwise) in respect of stock or shares in such Issuer or Guarantor, except so much of the distribution, if any, as represents a repayment of capital on the stock or shares or is, when it is made, equal in amount or value to any new consideration received by such Issuer or Guarantor for the distribution, (c) any redeemable capital stock or any security, issued by the Issuer or the applicable Guarantor in respect of stock or shares in such Issuer or

Guarantor otherwise than wholly for new consideration, or such part of any redeemable capital stock or share capital or any security so issued as is not properly referable to new consideration, and (d) a distribution within section 209 or 418 of the United Kingdom Income and Corporation Taxes Act 1988 as in force on August 21, 1992.

(3)	The term “Liabilities” means the non-consolidated gross liabilities of the Issuer or, as the case may be, the applicable Guarantor, in each case, as shown by the latest published audited balance sheet of the Issuer or, as the case may be, such Guarantor, but adjusted for contingencies and for subsequent events in such manner and to such extent as such Executive Officers, independent public accountants or auditors or, as the case may be, receiver in bankruptcy, trustee or liquidator may determine to be appropriate.

(4)	The term “Senior Creditors” means in relation to the Issuer or the applicable Guarantor, creditors of the Issuer or, as the case may be, such Guarantor (a) who are unsubordinated creditors of the Issuer or, as the case may be, such Guarantor or (b) whose claims are, or are expressed to be, subordinated to the claims of depositors and/or other creditors, whether subordinated or unsubordinated, of the Issuer or, as the case may be, such Guarantor other than those whose claims rank or are expressed to rank pari passu with or junior to the claims of the Trustee and Holders of Undated Securities.

(d)       Certain Additional Limitations. In the event of the bankruptcy, liquidation or sequestration or winding up of the Issuer, if any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders, before the claims of all Senior Creditors (as such term is defined, in the case of Securities, other than Undated Securities and Securities issued by BOS, in Section 1006(a), in the case of Securities, other than Undated Securities, issued by BOS, in Section 1006(b), and, in the case of Undated Securities, in Section 1006(c)) of the Issuer have been paid in full, such payment or distribution shall be held in trust by the Trustee or such Holders, as applicable, and shall be immediately returned by it or them to the liquidator or trustee or receiver in bankruptcy of the Issuer. Thereupon, such payment or distribution will be deemed not to have been made or received. If any of the said rights and claims of any Holder against the Issuer is discharged by set off, such Holder will immediately pay an amount equal to the amount of such discharge to the liquidator or trustee or receiver in bankruptcy of the Issuer and until such time as payment is made will hold a sum equal to such amount in trust for the liquidator or trustee or receiver in bankruptcy of the Issuer. Accordingly, such discharge will be deemed not to have taken place.

(e)       Claims of the Trustee Unaffected. The provisions of this Section apply only to amounts payable under Section 1001 and under any Security, and nothing in this Section shall affect or prejudice any claim by the Trustee against the Issuer in respect of the costs, charges, expenses, liabilities, indemnification or remuneration of the Trustee.

(f)       Limitation on SIF’s Ability to Issue Priority Debt. SIF will not issue any debt obligations or incur any indebtedness for borrowed money which ranks in priority to the obligations of SIF under Section 1001 or the Securities. Nothing contained herein shall in any way restrict the right of SIF to issue debt obligations, or to give any guarantee or indemnity of any nature, ranking pari passu with or junior to the obligations of SIF in respect of the Securities and, if any modification to the provisions of this Section to permit such ranking is necessary or expedient, the Trustee is hereby authorized without the consent of the Holders of Securities to concur with SIF in executing a supplemental indenture effecting such modification.

(g)       No Limitation on other Issuers’ Ability to Issue Debt. Nothing contained herein shall in any way restrict the right of an Issuer other than SIF to issue debt obligations, or to give any guarantee or indemnity of any nature, ranking in priority to or pari passu with or junior to the obligations of such Issuer in respect of the Securities and, if any modification to the provisions of this Section to permit such ranking is necessary or expedient, the Trustee is hereby authorized without the consent of the Holders of Securities to concur with such Issuer in executing a supplemental indenture effecting such modification.

SECTION 1007. Office or Agency for Certain Purposes.

As long as any of the Securities remain outstanding, each of the Guarantors will maintain an office or agency (or offices or agencies) in the Place of Payment, where notices and demands to or upon each of the Guarantors in respect of the Securities of any series or of this Indenture may be served, and where the Securities of any series may be presented for payment under the Guarantees.

SECTION 1008. Rule 144A Information Requirement.

For so long as any of the Securities of a series remain outstanding and are “restricted securities” within the meaning of Rule 144A(a) (3) under the Securities Act, HBOS covenants and agrees that it shall, during any period in which HBOS is not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act and is not exempt from such requirements under Rule 12g3-2(b) under the Securities Exchange Act, make available to any Holder of Securities of a series that are “restricted securities” in connection with any sale thereof and any prospective purchaser of Securities from such Holder, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d) (4) under the Securities Act.

Article Eleven

REDEMPTION OF SECURITIES

SECTION 1101. Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article. The Securities of any series which constitute Tier 2 Securities may not be redeemed in whole or in part except in accordance with the U.K. Financial Services and Markets Act 2000. The Securities of any series which constitute Tier 2 Securities may not be redeemed in whole or in part at the option of the Holder thereof except in accordance with the Financial Services Authority Practices.

SECTION 1102. Election to Redeem; Notice to Trustee.

The election of the Issuer to redeem any Securities shall be evidenced by an Officer’s Certificate. In case of any redemption at the election of the Issuer of less than all the Securities of any series, the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed, such notice to be accompanied by a written statement signed by an Executive Officer or other authorized officer of the Issuer stating that no defaults in the payment of interest or Events of Default with respect to the Securities of that series have occurred (which have not been waived or cured). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction.

SECTION 1103. Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Security Registrar at least 60 days prior to the Redemption Date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement which is an Affiliate of the Issuer.

The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104. Notice of Redemption.

Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

All notices of redemption shall state:

(1)	the Redemption Date,

(2)	the Redemption Price,

(3)	if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

(4)	that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(5)	the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

(6)	that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer’s request, by the Trustee in the name and at the expense of the Issuer.

SECTION 1105. Deposit of Redemption Price.

On, in the case of same day funds, or in all other cases at least one Business Day prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date (to the extent that such amounts are not already on deposit at such time in accordance with the provisions of Section 401 or 1006).

SECTION 1106. Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107. Securities Redeemed in Part.

Any Security (including any Global Security) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, the Guarantors shall endorse the Guarantee on, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided that if a Global Security is so surrendered, such new Security shall be in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

SECTION 1108. Optional Redemption Due to Changes in Tax Treatment.

Unless otherwise provided in the Securities of any series, if, as the result of any change in or any amendment to the laws of the Issuer Taxing Jurisdiction, or the United Kingdom or, if different, the country of tax residence of either of the Guarantors or any political subdivision or taxing authority thereof or therein (the “Guarantor Taxing Jurisdiction”) or with respect to any Subsidiary that has assumed the obligations of an Issuer hereunder, the country in which such Subsidiary is organized or, if different, the country of tax residence of such Subsidiary or of any political subdivision or taxing authority thereof or therein (the “Subsidiary Taxing Jurisdiction”, and the Issuer Taxing Jurisdiction, the Guarantor Taxing Jurisdiction and Subsidiary Taxing Jurisdiction, are collectively referred to as the “Relevant Taxing Jurisdiction”), affecting taxation, or any change in an application or interpretation of such laws, which change, amendment, application or interpretation becomes effective on or after the date specified for such series pursuant to Section 301(6) or the date of any assumption of the Issuer’s obligations pursuant to Section 803, as the case may be, it is determined by the Issuer (or any Subsidiary that has assumed the Issuer’s obligations hereunder) or such Guarantor that (i) in making payment under the Securities or the Guarantee, the Issuer or such Guarantor (or such Subsidiary), as the case may be, would be required to pay additional amounts with respect thereto as a result of any taxes, levies, imposts or other governmental charges imposed (whether by way of withholding or deduction or otherwise) by or for the account of any Relevant Taxing Jurisdiction, (ii) any tax would be imposed (whether by way of deduction or withholding or otherwise) or relief from tax would be withdrawn by any Relevant Taxing Jurisdiction, upon or with respect to any interest payments received or receivable by the Issuer (or such Subsidiary) from such Guarantor or any other subsidiaries incorporated in, or resident for tax purposes under the laws of, the United Kingdom, or (iii) based upon an opinion of independent legal advisors to the Issuer (or such Subsidiary) or such Guarantor, as the case may be, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, any Relevant Taxing Jurisdiction (whether or not such action was taken or brought with respect to the Issuer or such Subsidiary or such Guarantor), which action is taken or brought on or after the date specified for such series pursuant to Section 301(6) or the date of any such assumption of an Issuer’s obligations under the Indenture, as the case may be, there is a substantial probability that the circumstances described in clause (i) or (ii) would exist, the Issuer (or such Subsidiary) or such Guarantor may, at its option, redeem such Securities in whole at any time, subject in the case of Undated Securities, to the Solvency Condition (as defined in Section 1006(c) (i)) being satisfied at such time, at a Redemption Price equal to 100’s of the principal amount thereof plus accrued interest to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of each series of such Securities). Prior to any redemption of such Securities pursuant to this Section, the Issuer (or such Subsidiary) or such Guarantor shall provide the Trustee with an Officer’s Certificate of the Issuer, such Guarantor or such Subsidiary, stating that the Issuer is entitled to effect such redemption and setting forth in reasonable detail a statement of circumstances showing that the conditions precedent to the right of the Issuer (or such Subsidiary) or such Guarantor to redeem such Securities pursuant to this Section have occurred.

Article Twelve

SINKING FUNDS

SECTION 1201. Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series. The Securities of any series which constitute Tier 2 Securities may not be redeemed in whole or in part, whether pursuant to a sinking fund or analogous provision, except in accordance with the Financial Services Authority Practices.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a Mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.

In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 309, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund Redemption Price specified in such Securities. Tier 2 Securities may not be purchased by the Issuer thereof, any Subsidiary or the Guarantors at any time except in accordance with the Financial Services Authority Practices.

SECTION 1203. Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee an Officer’s Certificate specifying (a) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (b) whether or not the Issuer intends to exercise its right, if any, to make an optional sinking fund payment with respect to such series on the next ensuing sinking fund payment date and, if so, the amount of such optional sinking fund payment, and (c) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and will also deliver to the Trustee any Securities so delivered. Such written statement shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof or and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

The Trustee shall not redeem or cause to be redeemed any Security of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest with respect to Securities of that series or an Event of Default or Default with respect to the Securities of that series except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default or Default, shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default or Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such default, Event of Default or Default shall have been waived as provided in Section 513 or the default or Event of Default or Default cured on or before the 60th day preceding the sinking fund payment date, such moneys shall thereafter be applied on such sinking fund payment date in accordance with this Section to the redemption of such Securities.

Article Thirteen

GUARANTEES AND SUBORDINATION

SECTION 1301. Guarantee.

In the case of Securities issued by BOS, HBOS as Guarantor, hereby unconditionally and irrevocably guarantees to each Holder of a Security authenticated and made available for delivery by the Trustee, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on such Securities and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Securities when and as the same shall become due and payable, whether at the Stated Maturity, by call for redemption or otherwise, in accordance with the terms of such Securities and of this Indenture. In the case of Securities issued by an Issuer other than HBOS or BOS, HBOS and BOS as Guarantors hereby unconditionally and irrevocably, jointly and severally guarantee to each Holder of a Security authenticated and made available for delivery by the Trustee, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on such Securities and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Securities when and as the same shall become due and payable, whether at the Stated Maturity, by call for redemption or otherwise, in accordance with the terms of such Securities and of this Indenture. In case of the failure of the Issuer punctually to make any such principal, premium, interest or sinking fund payment, each Guarantor hereby agrees to make pay amounts to be paid by it under this Guarantee punctually when and as the same shall become due and payable, whether at the Stated Maturity, by call for redemption or otherwise and as if such payment were made by the Issuer. Each Guarantor hereby further agrees that any amounts to be paid by it under this Guarantee shall be paid without deduction or withholding for any and all present and future taxes, levies, imposts and other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Guarantor Taxing Jurisdiction, or if deduction or withholding of any such taxes, levies, imposts or other governmental charges shall at any time be required by the Guarantor Taxing Jurisdiction, such Guarantor will pay such additional amount in respect of principal (and premium, if any), interest, if any, and sinking fund payments, if any, as may be necessary in order that the net amounts paid to the Holders of the Securities or the Trustee, as the case may be, pursuant to this Guarantee, after such deduction or withholding, shall equal the respective amounts of principal (and premium, if any), interest and sinking fund payments, if any, as specified in the Securities to which such Holders or the Trustee would be entitled if no such deduction or withholding had been made; provided that the foregoing shall not apply to any such tax, levy, impost or other governmental charge (i) which would not be payable or due but for the fact that the Holder of such Securities is a domiciliary, national or resident of, or engaging in business (whether through a branch, agency or otherwise) or maintaining a permanent establishment or being physically present in, the Guarantor Taxing Jurisdiction or otherwise having some connection with the Guarantor Taxing Jurisdiction other than the holding or ownership of a Security, or receiving income therefrom or the enforcement of, a Security or the Guarantee, (ii) which would not be payable or due but for the failure to comply with any certification, identification, or other reporting requirements concerning the nationality, residence, identity or connection with the Guarantor Taxing Jurisdiction of the Holder or beneficial owner of the Securities, if compliance is possible pursuant to the provisions of any statute or regulation or by practice of the United Kingdom or such political subdivision as a condition to or requirement of relief or exemption from such tax, levy, impost or other governmental charge, (iii) which would not be payable or due but for the fact that such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later, except to the extent that the Holder thereof would have been entitled to additional amounts on presenting the same for payment on or before the expiry of such period of 30 days, or (iv) which would not have been imposed if the beneficial owner of the Securities had been the Holder of the Securities or which, if the beneficial owner of the Securities had been the Holder of the Securities, would have been excluded pursuant to clauses (i) through (iii) inclusive above. Each Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and unaffected by, any invalidity, irregularity or unenforceability of any Security of any series or this Indenture, any failure to enforce the provisions of any Security of any series or any series or this Indenture, any waiver, modification or indulgence granted to the Issuer with respect thereto by the Holder of any Security of any series or the Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided that notwithstanding the foregoing, no such waiver, modification or indulgence by a Guarantor shall without the consent of such Guarantor increase the principal amount of a Security or the interest rate thereon or change the Stated Maturity of a Security or change the currency of payment with respect to a Security or increase any premium payable upon redemption thereof or increase any sinking fund payment required under such Security. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of a Security issued under this Indenture and all demands whatsoever, and covenants that the Guarantee under which it is Guarantor will not be discharged except by complete performance of the obligations contained in the Securities, and such Guarantee.

SECTION 1302. Subrogation.

The Guarantors shall be subrogated to all rights of the Holder of a Security against the Issuer in respect of any amounts paid to such Holder by the Guarantors pursuant to the provisions of this Guarantee; provided that the Guarantors shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities of the relevant series shall have been paid in full.

SECTION 1303. Execution and Delivery of Guarantees.

To evidence its guarantee set forth in Section 1301, each Guarantor hereby agrees to execute the Guarantee manually or by facsimile in the form established pursuant to Section 205, to be endorsed on each Security issued by an Issuer other than HBOS or, when BOS is Issuer, other than BOS, authenticated and delivered by the Trustee. Each such Guarantee shall be executed on behalf of the Guarantors by an Executive Officer or any other officer of the relevant Guarantor so authorized by a Board Resolution. Guarantees so executed on Securities authenticated and delivered by the Trustee shall be valid and binding obligations of the Guarantors.

Guarantees bearing the manual or facsimile signature of any individual who was at any time an Executive Officer or another officer authorized by a Board Resolution to execute such Guarantee shall bind the relevant Guarantor, notwithstanding that such individual shall have ceased to be an Executive Officer or such other authorized officer prior to the authentication and delivery of the Securities upon which such Guarantees are endorsed or was not an Executive Officer or such other authorized officer at the date of authentication of such Securities.

The Delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantors.

SECTION 1304. Subordination.

(a)       Subordination of Guarantee issued in respect of Securities other than Undated Securities.

(i)	The rights and claims of the Trustee and the Holders of Securities other than Undated Securities against a Guarantor under Section 1301 and under any Guarantee are subordinated to the extent set forth in this Section 1304 (a), in the event of the liquidation or winding up of HBOS or in the event of the sequestration or winding up of BOS, as the case may be, to the claims of Senior Creditors of such Guarantor, so that amounts guaranteed under Section 1301 and under any Guarantee shall be due and payable by such Guarantor in such winding up, liquidation or sequestration only if, and to the extent that, such Guarantor could make payment thereof rateably with the claims of other Subordinated Creditors of such Guarantor and still be solvent immediately thereafter. For the purposes of this Section 1304(a), a Guarantor shall be considered to be solvent if it is able to pay its debts to Senior Creditors of such Guarantor in full.

(ii)	A report in writing as to the solvency of a Guarantor by its liquidator or trustee shall, unless the contrary is proved, be treated and accepted by such Guarantor, the Issuer, the Trustee and the Holders of such Securities as correct and sufficient evidence thereof.

For the purposes of this Section 1304 (a):

(1)	The term “Senior Creditors” means creditors of a Guarantor whose claims are lodged or admitted to proof in the winding up, liquidation or sequestration of such Guarantor and who are unsubordinated creditors of such Guarantor.

(2)	The term “Subordinated Creditors” means creditors of a Guarantor (including, without limitation, Holders of Securities described in Section 1304 (a) (i)) whose claims against such Guarantor are subordinated in the event of the winding up, liquidation or sequestration of such Guarantor in any manner to the claims of any unsecured and unsubordinated creditors of such Guarantor but excluding those subordinated creditors of such Guarantor (if any) whose claims rank or are expressed to rank junior to (i) the claims of the Trustee and the Holders of such Securities and/or (ii) the claims of any other creditors of such Guarantor whose claims rank or are expressed to rank pari passu with the claims of the Trustee and the Holders of such Securities.

(b)       Subordination of Guarantee issued in respect of Undated Securities.

(i)	The rights and claims of the Trustee and the Holders of Undated Securities against the Guarantor under Section 1301 and under any Guarantee are subordinated, to the extent set forth in this Section 1304(b), to the claims of Senior Creditors (as defined below) of such Guarantor in that the payment of amounts guaranteed by such Guarantor under Section 1301 and under any Guarantee will be conditional upon such Guarantor being solvent at the time of payment by such Guarantor and in that no amounts guaranteed by such Guarantor under Section 1301 and under any Guarantee shall be payable except to the extent that such Guarantor could make such payment and still be solvent (whether or not it is being sequestrated, liquidated or is in winding up)

immediately thereafter. In such circumstances, no amounts guaranteed under such Guarantee, which would otherwise fall due for payment shall fall so due (subject always to the provisions of the parenthetical clause in Section 503 (1)), and, instead, such payment shall become due for payment only if and when and to the extent that such Guarantor could make such payment in whole or in part and still be solvent (whether or not it is being sequestrated, liquidated or in winding up) immediately thereafter. For the purposes of this Section 1304(b), such Guarantor shall be considered to be solvent if (A) it is able to pay its debts to Senior Creditors (as defined below) as they fall due and (B) its Assets (as defined below) exceed its Liabilities (as defined below) to Senior Creditors. In addition, any such Guarantee shall rank pari passu with the obligations of such Guarantor in respect of, in the case when the Guarantor is HBOS, its €415,000,000 Fixed to Floating Rate Subordinated Extendable Maturity Notes 2048, ₤245,000,000 7.881 per cent. Subordinated Extendable Maturity Notes 2048, £300,000,000 7.50 per cent. Undated Subordinated Step-up Notes, €300,000,000 Floating Rate Undated Subordinated Step-up Notes, ¥42,500,000,000 3.50 per cent. Undated Subordinated Step-up Notes, £600,000,000 Undated Subordinated Notes, €500,000,000 Fixed to Floating Rate Undated Subordinated Notes, £500,000,000 5.75 per cent. Undated Subordinated Step-up Notes, $1,000,000,000 6.85 per cent. Undated Subordinated Notes and ₤600,000,000 5.75 per cent. Undated Subordinated Step-up Notes and, in the case when BOS is the Guarantor, its $250,000,000 Undated Floating Rate Primary Capital Notes, its £200,000,000 Perpetual Subordinated Notes, its £100,000,000 Instruments, its ¥17,000,000,000 Instruments, its £150,000,000 Instruments and its £150,000,000 Instruments.

(ii)	A report in writing as to the solvency of the Guarantor by two Executive Officers of such Guarantor or the independent public accountants or auditors of such Guarantor or if such Guarantor has been sequestrated or liquidated or is being wound up, its liquidator or trustee shall, unless the contrary is proved, be treated and accepted by the Issuer, such Guarantor, the Trustee and the Holders of such Undated Securities as correct and sufficient evidence thereof.

For purposes of this Section 1304 (b):

(1)	The term “Assets” means the non-consolidated gross assets of such Guarantor.

(2)	The term “Liabilities” means the non-consolidated gross liabilities of such Guarantor as shown by the latest published audited balance sheet of such Guarantor, but adjusted for contingencies and for subsequent events in such manner and to such extent as such Executive Officers, independent public accountants or auditors, trustee or liquidator may determine to be appropriate.

(3)	The term “Senior Creditors” means in relation to such Guarantor, creditors of such Guarantor (a) who are unsubordinated creditors of such Guarantor or (b) whose claims are, or are expressed to be, subordinated to the claims of depositors and/or other creditors, whether subordinated or unsubordinated of such Guarantor other than those whose claims rank or are expressed to rank pari passu with or junior to the claims of the Trustee and Holders of Undated Securities.

(c)       Certain Additional Limitations. In addition, in the event of the winding up, liquidation or sequestration of a Guarantor, if any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Guarantor being subordinated to the payment under the Guarantee, shall be received by the Trustee or the Holders, before the claims of all Senior Creditors (as such term is defined, in the case of Securities other than Undated Securities, in Section 1304(a) and, in the case of Undated Securities, in Section 1304(b)) of such Guarantor have been paid in full, such payment or distribution shall be held in trust by the Trustee or the Holders, as applicable, for the benefit of, and shall be immediately returned by it or them to the liquidator or trustee of such Guarantor. Thereupon, such payment or distribution will be deemed not to have been made or received. If any of the said rights and claims of any Holder against such Guarantor is discharged by set-off, such Holder will immediately pay an amount equal to the amount of such discharge to the liquidator or trustee of such Guarantor and until such time as payment is made will hold a sum equal to such amount in trust for the liquidator or trustee of such Guarantor. Accordingly, such discharge will be deemed not to have taken place.

(d)       Claims of Trustee Unaffected. The provisions of this Section apply only to amounts payable under Section 1301 and under any Guarantee, and nothing in this Section shall affect or prejudice any claim by the Trustee against either of the Guarantors in respect of the costs, charges, expenses, liabilities, indemnification or remuneration of the Trustee.

(e)       No limitation on Guarantors’ Ability to Issue Debt or Guarantees. Nothing contained herein shall in any way restrict the right of either of the Guarantors to issue debt obligations, or to give any guarantee or indemnity of any nature, ranking in priority to or pari passu with or junior to the obligations of such Guarantor under its Guarantee in respect of the Securities and, if any modification to the provisions of this Section to permit such ranking is necessary or expedient, the Trustee is hereby authorized without the consent of the Holders of Securities to concur with HBOS and/or BOS, as the case may be, in executing a supplemental indenture effecting such modification.

SECTION 1305. HBOS and BOS Not to Permit Amendment of SIF’s Articles of Association.

Each of HBOS and BOS hereby covenants that it will not permit SIF’s Articles of Association to be amended or modified so as to eliminate or modify in any manner adverse to the interests of the Holders of Securities issued by SIF the provision thereof limiting SIF’s objects to the incurrence of subordinated debt obligations and the making of subordinated loans to HBOS and its Subsidiaries.

Article Fourteen

DEFEASANCE

SECTION 1401. Defeasance Upon Deposit of Cash or U.S. Government Obligations.

At the Issuer’s or a Guarantor’s option, either (a) the Issuer shall be deemed to be Discharged (as defined below) for its obligations with respect to any series of Securities and such Guarantor shall be deemed to be Discharged from its obligations with respect to the Guarantees relating to such Securities, on the 91st day after the applicable conditions set forth below have been satisfied, or (b) the Issuer and such Guarantor, as the case may be, shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 801 or 1005 and non-compliance with such Sections shall not give rise to any Default under Section 503 (4), with respect to any series of Securities, at any time after the applicable conditions set forth below have been satisfied:

(1)	the Issuer or the Guarantor shall have deposited or caused to be deposited irrevocably with the Trustee or its agent as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of such Securities (i) cash, or (ii) U.S. Government Obligations, which, through the payment of interest and principal in respect thereof, in accordance with their terms, will provide, not later than the due date of any payment of money, an amount in cash, or (iii) a combination of (i) and (ii) above, in each case sufficient (in the case of (ii) and (iii), in the opinion of a firm of nationally recognized independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and any premium and interest on all the Securities of such series on the dates such installments of premium and interest, if any, or principal are due;

(2)	no Event of Default or Default shall have occurred and be continuing on the date of such deposit;

(3)	in the case of the Securities of such series being Discharged pursuant to clause (a) only, the Issuer or the Guarantor shall have delivered to the Trustee either (i) an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the Issuer’s or the Guarantor’s exercise of its option under clause (a) above and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, or (ii) a ruling to that effect received from or published by the United States Internal Revenue Service; and

(4)	If the Issuer or the Guarantor has deposited or caused to be deposited cash and/or U.S. Government Obligations to pay or discharge the principal of and interest on the Outstanding Securities of a series to and including a redemption date pursuant to clause (1) hereof, such redemption date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such cash and/or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Issuer Order that the Trustee give notice of such redemption in the name and at the expense of the Issuer or the Guarantor not less than 30 nor more than 60 days prior to such redemption date in accordance with Section 1104.

“Discharged” means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by and obligations under the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series and the Guarantor shall be deemed to have satisfied all its obligations under this Indenture and with respect to the Guarantees relating to such Securities (and the Trustee at the expense of the Issuer and the Guarantor shall execute proper instruments acknowledging the same), except (A) the rights of the Holders of Securities of such series to receive from the trust fund described in clause (1) above payment of the principal of (and premium, if any) and any interest on such Securities when such payments are due; (B) the Issuer’s obligations with respect to such Securities under Sections 304, 305, 306, 607, 1002, 1003 and 1403; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

SECTION 1402. Repayment to Issuer and Guarantors.

The Trustee and any Paying Agent promptly shall pay to the Issuer or the Guarantors upon request any excess cash and/or U.S. Government Obligations held by them at any time.

SECTION 1403. Indemnity for U.S. Government Obligations.

The Issuer or the Guarantors shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

HBOS PLC

By	/s/ HBOS Plc
Name
Title

By	/s/ HBOS Plc
Name
Title

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

By	/s/ The Governor and Company of the Bank of Scotland
Name
Title

By	/s/ The Governor and Company of the Bank of Scotland
Name
Title

SCOTLAND INTERNATIONAL FINANCE NO. 2 B.V.

By	/s/ Scotland International Finance No. 2 B.V.
Name
Title

THE BANK OF NEW YORK, as Trustee

By	/s/ The Bank of New York
Name:
Title: